SUBCONTRACT 511-05-191


  PROJECT TITLE: HAARP, HIGH & LOW BAND ANTENNA MATCHING UNIT ASSEMBLY PROJECT
          PRIME CONTRACT NO. N00014-02-D-0479, DELIVERY ORDER 011 & 013



                                FIRM FIXED PRICE




                                   ISSUED TO:

                          ANTENNA PRODUCTS CORPORATION
                              101 S.E. 25th AVENUE
                             MINERAL WELLS, TX 76067

                                   ISSUED BY:

                     BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.
                            1250 TWENTY-FOURTH ST, NW
                              WASHINGTON, DC 20037




                                  Anthony Pugh
                             Contract Administrator

                             Phone: (202) 223 - 8808
                              Fax: (202) 223 -1377
                       E-Mail: anthony.pugh@baesystems.com
                               ---------------------------



















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                                                      SUBCONTRACT NO. 511-05-191
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                           SUBCONTRACT NO. 511-05-191

                                     BETWEEN

                          ANTENNA PRODUCTS CORPORATION


                                       AND



                     BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.

EFFECTIVE DATE:                         DATE OF EXECUTION
SUBCONTRACT TYPE:                       FIRM FIXED PRICE
PERIOD OF PERFORMANCE                   20 January 2005 to 1 November 2005
SUBCONTRACT VALUE:                              FIRM FIXED PRICE: $3,723,530.70
PAYMENT TERMS:                          NET 30 DAYS
PRIME CONTRACT NO.:                     N00014-02-D-0479
PRIME CONTRACT DELIVERY ORDER NO:       0011 & 0013
SECURITY CLASSIFICATION:                UNCLASSIFIED
DPAS RATING:                            DO-C9(J)
SUBCONTRACTOR EIN:                      75-1964534





























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                                                      SUBCONTRACT NO. 511-05-191
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                                TABLE OF CONTENTS



SECTION A .............................................................CONTRACT


SECTION B  ........................................SUPPLIES/SERVICES AND PRICES


SECTION C    .......................................DESCRIPTIONS/SPECIFICATIONS


SECTION D   ............................................. PACKAGING AND MARKING


SECTION E    ........................................ INSPECTION AND ACCEPTANCE


SECTION F    .........................................DELIVERIES OR PERFORMANCE


SECTION G    ...................................SUBCONTRACT ADMINISTRATION DATA


SECTION H     ....................................SPECIAL CONTRACT REQUIREMENTS


SECTION I     ...................GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS


SECTION J    ...............................................LIST OF ATTACHMENTS


SECTION K   .................................REPRESENTATIONS AND CERTIFICATIONS



















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                                                      SUBCONTRACT NO. 511-05-191
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SECTION A CONTRACT

A-1      INTRODUCTION
This FIRM FIXED PRICE SUBCONTRACT is hereby made and entered into by and between BAE SYSTEMS Advanced Technologies Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter also called BAE SYSTEMS ATI, BAE, Contractor, or Buyer), and Antenna Products Corporation having a principal place of business in Mineral Wells, Texas (hereinafter also called APC, Subcontractor, or Seller).

WITNESS THAT WHEREAS, BAE SYSTEMS ATI has entered into Prime Contract No. N00014-02-D-0479 to perform certain work and services for the U.S. Government; and

WHEREAS, BAE SYSTEMS ATI desires to have APC perform certain work and services hereinafter described, and APC desires to perform certain work and services for BAE SYSTEMS ATI; and

WHEREAS, the work and services hereinafter described to be performed by APC are related to the work and services to be furnished by BAE SYSTEMS ATI to the U.S. Government,

NOW, THEREFORE, the parties mutually agree as follows:

A-2      SUBCONTRACT TYPE

Firm Fixed Price

A-3      SUBCONTRACT VALUE

The total cost for performance of the Work as defined in Section C is $3,723,530.70 which amount shall represent BAE SYSTEMS ATI's total hereunder unless changed by written modification to this Agreement, which is signed by authorized representatives of both parties.

A-4      SUBCONTRACT EXECUTION
In witness whereof, the duly authorized representatives of Buyer and Seller have executed this Subcontract.


SELLER                                 BUYER
Antenna Products Corporation           BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.


BY:        Clark D. Wraight                   BY: Michael J. Murphy
           /s/Clark D. Wraight                    /s/Michael J. Murphy
SIGNATURE: -----------------------     SIGNATURE: ------------------------------
TITLE:     President                       TITLE: Contracts Manager
DATE:      January 21, 2005                 DATE: January 24, 2005






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                                                      SUBCONTRACT NO. 511-05-191
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SECTION B SUPPLIES/SERVICES AND PRICES

B-1      SCOPE OF CONTRACT
The general description of services to be provided under this Subcontract is for the manufacture, packing and the shipping to the HAARP site in Gakona, AK of the following items: 270 Low Band Antenna Matching Units (AMU's), 346 High Band AMU's, and various other antenna tower component mounting kit assemblies. A detailed Statement of Work is included in Subcontract Section C, Statement of Work.

B-2      SUBCONTRACT LINE ITEM DESCRIPTION (SLIN) LIST

SLIN #  Description                                           Qty    FFP Amount
------  -----------                                           ---    ----------
0001    Manufacture, Packing and Shipping of Low Band         135    $737,364.14
        AMU's, BAE P/N ECE-98-4000-1

0002    Manufacture, Packing and Shipping of Low Band         135    $737,364.14
        AMU's, BAE P/N ECE-98-4000-2

0003    Manufacture, Packing and Shipping of High Band        173  $1,009,887.76
        AMU's BAE P/N CSI-04-4000-1

0004    Manufacture, Packing and Shipping of High Band        173  $1,009.887.76
        AMU's BAE P/N CSI-04-4000-2

0005    Manufacture, Packing and Shipping of Current Sensor's 100     $21,500.00
        BAE P/N ECE-98-4001

0006    Tower Component Mounting Kit                          2800   $147,728.00
        APC P/N 0004-1072-201

0007    Switch Control Box Mounting Kits                      140      $5,835.20
        APC P/N 0004-1074-201

0008    Current Monitor Mounting Kit                          140      $9,979.20
        APC P/N 0004-1076-201

0009    Cable Mounting Kit                                    1050    $43,984.50
        APC P/N 0004-1078-201


SECTION C DESCRIPTIONS/SPECIFICATIONS

C-1      DESCRIPTIONS/SPECIFICATIONS

Statement of Work:
------------------
Subcontractor  shall  provide  all  labor,  materials,  facilities,   equipment,
packaging material, shipping and other services necessary to accomplish the Work and to produce and deliver the Deliverables described as follows:

  Deliverables:
  -------------

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                                                      SUBCONTRACT NO. 511-05-191
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
 Part Number and Rev Level Description                    Quantity  Documentation Source
 ---------------------------------------------------------------------------------------
 ECE-98-4000-1 rev C       LB AMU                            135    BAE Drawing Package
 ECE-98-4000-2 rev C       LB AMU                            135    BAE Drawing Package
 CSI-04-4000-1 rev B       HB AMU                            173    BAE Drawing Package
 CSI-04-4000-2 rev B       HB AMU                            173    BAE Drawing Package
 ECE-98-4001 rev E         Current Sensor                    100    BAE Drawing Package
 0004-1072-201             Tower Component Mounting Kit     2800    Antenna Products Part Number
 0004-1074-201             Switch Control Box Mounting Kit   140    Antenna Products Part Number
 0004-1076-201             Current Monitor Box Mounting Kit  140    Antenna Products Part Number
 0004-1078-201             Cable Mounting Kit               1050    Antenna Products Part Number

     Antenna Products Corp is responsible for shipping the deliverables to the HAARP site in Gakona, AK per the schedule outlined in Section F-1. This delivery schedule provides firm arrival deadlines for the deliverables at the HAARP site. It is permissible to ship earlier than the schedule. Antenna Products Corp is responsible for preparing and packaging the deliverables for shipment and for the shipping to the HAARP site. Notice of shipments must be provided to BAE Systems ATI so that preparations at the site can be made for their arrival. Transfer of ownership of the deliverables will occur at the HAARP site.

     As part of this subcontract, BAE Systems ATI will supply a complete drawing package (CD with drawing files in DWG format) for the Low Band AMU (ECE-98-4000), the High Band AMU (CSI-04-4000) and the Current Sensor (ECE-98-4001). All required prints and their correct revision level are listed in Attachment A.

     BAE Systems  ATI will supply the  following  Customer  Furnished  Materials
     (CFM) to Antenna  Products  Corp in a timely manner to support the delivery schedule in Section F-1. Antenna Products Corp will not be responsible for the purchase of these materials but will need to handle and safeguard this material as normal inventory items. All unused material shall be returned to BAE Systems ATI at the completion of this subcontract.

     CFM for Low Band AMU's

       1100 Capacitors, Draloric (Round),PE 140-300-5,Print ECE-98-4000(item 23) 275 Capacitors, Jennings, CKT 150-0030, Print ECE-98-4017 (item 12)
       550 Relays, Kilovac, KC-22, Print ECE-98-4017 (item 27)
       8000 ft Cable, HP-850-B, listed in notes on Prints ECE-98-4013, ECE-98-4014 and ECE-98-4015

     CFM for High Band AMU's

       360 Capacitors, MC2C-75, Print CSI-04-4001 (item 22)
       360 Capacitors, MC3C-175, Print CSI-04-4001 (item 12)
       360 Capacitors, MC3C-235, Print CSI-04-4001 (item 6)
       700 Relays, KC-22, Print CSI-04-4001 (item 27)
       7000 ft Cable, HP-850-B, listed in notes on Print CSI-04-4011 2500 ft Cable, HP-950-33, listed in notes on Print CSI-04-4010

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                                                      SUBCONTRACT NO. 511-05-191
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     Antenna  Products  Corp shall  provide to BAE SYSTEMS ATI a copy of Antenna
     Products Corp's QA Plan that will be used to monitor progress of manufacturing by including the manufacturing processes, inspection, test, and acceptance. Antenna Products Corp's QA Plan is subject to review and
     approval  by  BAE  SYSTEMS   ATI's  QA  POC  prior  to  the  start  of  any
     manufacturing effort by Antenna Products Corp.

SECTION D PACKAGING AND MARKING

D-1      PACKAGING
Packaging is to be supplied by the subcontractor. Each AMU unit is to be individually packaged within its own shipping container. Transportation is to be via air ride van from Antenna Products Corp facility to the Seattle, Washington area, by water to Anchorage, Alaska and again by air ride van to the HAARP Site in Gakona, Alaska. Any deviations from the above will require written approval from BAE Systems ATI. Packaging and marking of all deliverables shall be in accordance with the best commercial practice necessary to ensure safe and timely delivery at destination.

D-2      CONTAINER MARKINGS
A complete packing list shall be included with all shipments. Subcontractor shall mark containers or packages with necessary lifting, loading, and shipping information, including the BAE SYSTEMS ATI agreement number, item number, dates of shipment, and the names and address of consignor and consignee. Bills of lading shall include this agreement number.

D-3      MARKING OF SUBCONTRACTOR REPORTS
All reports submitted under this subcontract shall include:

o The Prime Contract Number/ Delivery Order Number
o Subcontract Number
o Forwarded Prepaid
o Provide preservation, packaging and marking which shall afford adequate protection against physical damage during shipment for all deliverable items.
o All reports shall be packaged and forwarded to:
      BAE Systems Advanced Technologies Inc.
      1250 24th Street, N.W.
      Washington, D.C. 20037
      Attn: Paul Darling


SECTION E INSPECTION AND ACCEPTANCE

E-1      INSPECTION AND ACCEPTANCE
Final inspection and acceptance of all work, deliverables and report items will be performed by BAE SYSTEMS ATI quality assurance personal or by the Program Manager's designee. The Subcontractor shall be responsible for all materials delivered and work performed until completion and acceptance of the entire work for any completed unit of work that may have been accepted under this subcontract.




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                                                      SUBCONTRACT NO. 511-05-191
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      1. The  Subcontractor  shall  submit  a  complete  and  signed  "Travelers
         Checklist", which will be audited by BAE Systems ATI POC on a regular basis showing AMU completion. This traveler checklist should include
         critical   quality  items  (such  as  hardware   torque  and  soldering
         inspection) that are to be signed off by QA inspectors at specific assembly and test points. BAE Systems ATI will do random audits of this process.

      2. Subcontractor will test the AMU's using a network analyzer to catch any assembly errors and loose connections. This test will consist of hooking up, testing, print out results, and unhooking the AMU's from a network analyzer. The person performing the test must be qualified to support the use of/or troubleshoot the network analyzer. BAE Systems ATI will provide the initial training and support as well as the software, computer, GPIB card, and connectors for the network analyzer.

      3. The units can be shipped to the HAARP Site only after the receipt and acceptance of the Traveler Checklist and Test Data for each unit.

SECTION F  DELIVERIES OR PERFORMANCE

F-1      DELIVERIES
Deliveries required in performance of this subcontract as set forth herein will be made in accordance with the following delivery schedule:

   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   Part Number   Description                 6/27/05 7/18/05 8/8/05 8/29/05 9/12/05 Total
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   ECE-98-4000-1 LB AMU                         35      35     33      32             135
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   ECE-98-4000-2 LB AMU                         35      35     33      32             135
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   CSI-04-4000-1 HB AMU                         35      35     33      34      36     173
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   CSI-04-4000-2 HB AMU                         35      35     33      34      36     173
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   ECE-98-4001   Current Sensor                                                100    100
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   0004-1072-201 Tower Component  Mtg Kit      700     700    700     700            2800
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   0004-1074-201 Switch Control Box Mtg Kit    140                                    140
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   0004-1076-201 Current Monitor Box Mtg Kit   140                                    140
   ------------- --------------------------- ------- ------- ------ ------- ------- -----
   0004-1078-201 Cable Mtg Kit                 250     200    200     200     200    1050
   ------------- --------------------------- ------- ------- ------ ------- ------- -----

Delivery of the QA Plan, and other documentation required in performance of this subcontract as set forth herein will be made to:
         BAE SYSTEMS Advanced Technologies, Inc.
         1250 Twenty-Fourth St., NW, Suite 850
         Washington, DC 20037
         Attn: Paul Darling

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                                                      SUBCONTRACT NO. 511-05-191
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Delivery of the Deliverables required in performance of this  Subcontract as set forth herein will be made to:
         BAE SYSTEMS Advanced Technologies, Inc.
         HAARP DP Site
         Milepost 11.3 TOK Cutoff
         Gakona, AK 99586
         Attn: Program Manager/Designee

All Deliveries shall be FOB Destination.

A copy of all transmittal letters shall be mailed to the BAE SYSTEMS ATI Contractual Point of Contact identified in Section G-4 of this Subcontract.

F-2      PERIOD OF PERFORMANCE
The Period of Performance for this Subcontract is 20 January 2005 through 1 November 2005. The subcontractor shall plan and execute the work accordingly.

F-3      PLACE OF PERFORMANCE
Performance under this subcontract will take place at the Subcontractor's facility in Mineral Wells, Texas.

SECTION G  SUBCONTRACT ADMINISTRATION DATA

G-1      INVOICING AND PAYING INSTRUCTIONS

Submit one original invoice to:
         BAE SYSTEMS Advanced Technologies, Inc.
         1250 Twenty-Fourth St., NW
         Washington, DC 20037
         Attention:  Anthony Pugh

Invoices may be submitted no more often than monthly after approved "Travelers Checklist" has been received by BAE SYSTEMS ATI, on a per unit completed basis. Anticipated payment schedule as follows:

Milestone Payments

Description                          Payment        Anticipated Date
---------------------------------------------------------------------
Payment # 1 (With Notice to Proceed)  $494,945.66      Jan 25, 2005
Payment # 2                           $249,760.48      Mar 15, 2005

                 Total Milestones     $744,706.14

Delivery Payments
         Per delivery schedule or sooner
         Invoices to use the following part numbers and price per unit

Part # / Description                     Quantity  Price/Unit    Total Value
-----------------------------------------------------------------------------
ECE-98-4000-1 / LB AMU                       135   $4,369.5653   $589,891.31
ECE-98-4000-2 / LB AMU                       135   $4,369.5653   $589,891.31
CSI-04-4000-1 / HB AMU                       173   $4,670.0012   $807,910.21


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                                                      SUBCONTRACT NO. 511-05-191
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CSI-04-4000-2 / HB AMU                       173   $4,670.0012   $807,910.21
ECE-98-4001 / Current Sensor                 100     $172.0000    $17,200.00
0004-1072-201 / Tower Component Mtg Kit     2800      $42.2080   $118,182.40
0004-1074-201 / Switch Control Box Mtg Kit   140      $33.3440     $4,668.16
0004-1076-201 / Current Monitor Box Mtg Kit  140      $57.0240     $7,983.36
0004-1078-201 / Cable Mtg Kit               1050      $33.5120    $35,187.60

                          Total Delivery Payments              $2,978,824.56

                          Total Payments                       $3,723,530.70

In accordance with the provisions of this Agreement and conditioned upon satisfactory performance of Subcontractor's obligations hereunder, BAE SYSTEMS ATI will pay the approved amounts of Subcontractor's interim payment vouchers within thirty (30) days after BAE SYSTEMS ATI's receipt thereof at the aforementioned address; except that if BAE SYSTEMS ATI, in good faith, disputes and does not approve an item billed BAE SYSTEMS ATI will notify Subcontractor of the portion disputed within 5 days and withhold payment thereof until settlement of the dispute. Such right of BAE SYSTEMS ATI to withhold such payments shall not constitute or imply acceptance of the Work or Deliverables.

BAE SYSTEMS ATI will have no direct or indirect obligation to pay, reimburse or otherwise bear any rates, costs, expenses or other charges or amounts whatsoever, except as agreed to herein; it being understood that all of Subcontractor's work shall be performed by Subcontractor at Subcontractor's sole cost, risk and expense, except as otherwise expressly agreed to in writing.

Completion criteria for invoice purposes will be when a "Travelers Checklist" has been completed by both APC and BAE Quality Assurance personnel, and BAE Quality Assurance personnel has approved work as being satisfactory or completed.

Final Payment under this subcontract shall be predicated upon receipt and acceptance by BAE SYSTEMS ATI of all performance and Deliverables called for hereunder; final accounting for and disposition of government property; the assignment to BAE SYSTEMS ATI of any refunds; and the release discharging BAE SYSTEMS ATI from liabilities.


G-2      PAYMENT AND CORRESPONDENCE ADDRESS
Payment under this subcontract shall be made to:

         ANTENNA PRODUCTS CORPORATION
         ACCT# 600058164 C/O Frost National Bank PO Box 164009 Fort Worth, TX 76161-4009


G-3      CONTRACT ADMINISTRATION
The BAE SYSTEMS ATI Contract Administrator shall be the only individual authorized to direct and/or redirect the effort or in any way amend any of the terms of this subcontract other than those instances specifically delegated to an Administrative Contracting Officer, or a Termination Contracting Officer, by a General Provision of this subcontract. No verbal statement of any person whomsoever shall, in any manner or degree, modify or otherwise affect the terms

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                                                      SUBCONTRACT NO. 511-05-191
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of this  subcontract.  In the event  effects any such change at the direction of any person other than the BAE SYSTEMS ATI Contract Administrator, the change will be considered to have been made without administrative authority and no adjustment will be made in the authorized funding to cover any increase in costs incurred as a result thereof.

G-4      POINTS OF CONTACT
The individuals identified below may be contacted for contractual and technical administration of this Subcontract. Any notices consents or approvals required or permitted by this Agreement shall be in writing and shall be given to the contractual Point of Contact or to such other address as the party to receive the same shall have designated to the other party hereto.


BAE SYSTEMS ATI:
----------------
Contractual                             Technical
-----------                             ---------
Name: Anthony Pugh                      Name: Dr. Rob Jacobsen
Title: Contract Administrator           Title: Program Manager
Voice: 202-223-8808                     Voice: 202-223-8808
FAX:  202-223-1377                      FAX:  202-223-1377
E-mail:  anthony.pugh@baesystems.com    E-mail:  jacobsen@baesystems.com
         ---------------------------             -----------------------

Quality Assurance
-----------------
Name: Paul Darling
Title: Assistant Program Manager
Voice: 202-223-8808
FAX:   202-223-1377
E-mail: paul.darling@baesystems.com
        ---------------------------

SUBCONTRACTOR:
--------------
Contractual                           Technical
-----------                           ---------
Name:  Clark D. Wraight               Name:  Angus Hume
       -------------                         -------------
Title: President                      Title: Program Manager
       -------------                          ---------------
Voice: (940)325-3301                  Voice: (940)325-3301
       -------------                         -------------
FAX:   (940)325-8440                  FAX:   (940)325-8440
       -------------                          -------------
E-MAIL: wraight@antennaproducts.com   E-MAIL: hume@antennaproducts.com
       ----------------------------          -------------------------

G-5      PROGRAM MANAGER

Performance  under the work  hereunder is subject to the technical  direction of
BAE SYSTEMS ATI's Program Manager or his designee. If the Program Manager assigns a designee, such designee shall be identified in a written

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                                                      SUBCONTRACT NO. 511-05-191
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correspondence signed by the BAE SYSTEMS ATI Contract Administrator and provided to the Subcontractor Contractual Point of Contact as identified in Section G-4 of this Agreement. For the purpose of this clause, technical direction includes the following:
      (a) Direction to the Subcontractor that shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work.
      (b) Guidelines to the Subcontractor that assist in the interpretation of drawings, specifications or technical portions of work description.

The Program Manager does not have the authority to issue any direction under this contract, either technical or otherwise, that increases BAE SYSTEMS ATI's financial obligation hereunder.

                     SECTION H SPECIAL CONTRACT REQUIREMENTS

H-1   CLAIMS AGAINST SUBCONTRACTOR           Subcontractor   shall   not  be  in
                                             default  because of any  failure to
If   notification   of  any   claim          perform this subcontract  under its
against the  Subcontractor  arising          terms if the  failure  arises  from
out of labor or materials furnished          causes   beyond  the   control  and
to the project has been made to BAE          without the fault or  negligence of
SYSTEMS  ATI,  BAE SYSTEMS ATI may,          Subcontractor.  Examples  of  these
at   their   discretion,   withhold          causes  are  (1)  acts of God or of
sufficient  funds from any payments          the public  enemy,  (2) acts of the
to  cover  the  cost  of  any  such          Government  in either its sovereign
claims pending their  settlement to          or Contractual capacity, (3) fires,
the  satisfaction  of  BAE  SYSTEMS          (4)  floods,  (5)  epidemics,   (6)
ATI. BAE SYSTEMS ATI shall have the          quarantine     restrictions     (7)
right at any time to make  payments          strikes, (8) freight embargoes, and
due under this  Agreement  by means          (9) unusually  severe  weather.  In
of    joint     checks    to    the          each   instance,   the  failure  to
Subcontractor or directly to any of          perform  must be beyond the control
the    laborers,    suppliers    or          and without the fault or negligence
Subcontractors directly.                     of     Subcontractor.     "Default"
                                             includes  failure to make  progress
H-2   DUST CONTROL                           in  the  work  so  as  to  endanger
Not Used.                                    performance.

H-3   EMPLOYEE SITE -                        H-7   EXAMINATION OF COSTS
      EEO ORIENTATION                        For  the   purpose  of   evaluating
Not Used.                                    Subcontractor's  costs with respect
                                             to  requests  for change  proposal,
H-4   ENVIRONMENTAL FIELD OFFICER            and    proposal    for    follow-on
Not Used.                                    procurement,  Subcontractor  agrees
                                             that BAE  SYSTEMS  ATI may  subject
H-5   ENVIRONMENTAL IMPACTS                  such proposals, requests or reports
Not Used.                                    and  related   fianancial  data  to
                                             anaysis type examintation. For such
H-6   EXCUSABLE DELAYS                       purposes,  Subcontractor  must make
Except     for      defaults     of          available   all   data   supporting
Subcontractor    at    any    tier,          direct  costs to DCAA or any  other

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                                                      SUBCONTRACT NO. 511-05-191
-------------------------------------------------------------
authorized governement official.             maintenance    or    disposal    of
                                             Government-furnished  property that
H-8   EXISITING UTILITIES                    may   come   into   Subcontractor's
Not Used.                                    possession  during  Subcontractor's
                                             performance  of  this  subcontract;
H-9   FAILURE TO COMPLY WITH EQUAL           such handling,  use, maintenance or
      OPPORTUNITY REGULATIONS                disposal   is   governed   by   the
This Subcontract may be canceled by          government    furnished    property
BAE SYSTEMS ATI up to 30 days after          clause   in   Section   I  of  this
award and without  liability to BAE          subcontract.
SYSTEMS   ATI  or  others  for  any
payment    or     otherwise,     if          H-12  INSURANCE
Subcontractor   is   found  by  the          In  accordance  with  the  Contract
United  States  Government,  on the          Clause   FAR   52.228-7    entitled
basis of a compliance  review,  not          "Insurance   Liability   to   Third
able to comply with the  provisions          Persons",  the following  kinds and
of    the     Equal     Opportunity          minimum  amounts of  insurance  are
regulations   clause   incorporated          required  during the performance of
herein  and the  Equal  Opportunity          this contract:
regulations of the Government.                   (a) Worker's  Compensation  and
                                                     Employer's        Liability
H-10  FURTHER ASSURANCES                             Insurance:
Subcontractor  will, and will cause                    (i) The  amount  required
its employees, officers, agents and                        by  the  state  where
representatives   to,  prepare  and                        performance      will
execute  at the  executing  party's                        occur,          under
expense,  and will deliver,  at the                        applicable   Worker's
reasonable  request of BAE  SYSTEMS                        Compensation      and
ATI,  any  and  all   documents  or                        occupational  disease
instruments reasonably necessary or                        statutes.
appropriate to create,  evidence or                    (ii)Employer's  liability
confirm  the grant,  discharge,  or                        insurance    in   the
release, as the case may be, of any                        minimum   amount   of
right,   interest   or   obligation                        $1,000,000 per person
acquired   by   BAE   SYSTEMS   ATI                        and   $1,000,000  per
pursuant to this Agreement.                                accident.
                                                 (b) General           Liability
H-11  GOVERNMENT PROPERTY                            Insurance:  Bodily  injury,
BAE SYSTEMS ATI shall  retain title                  sickness or death liability
to all  property  furnished  to and                  coverage       on       the
utilized   by    Subcontractor   in                  comprehensive    form    of
performance  of  this  subcontract.                  policy  at  $1,000,000  per
Subcontractor      shall     label,                  occurrence  and  $1,000,000
maintain,   and   dispose   of  BAE                  for  loss  or   damage   to
SYSTEMS ATI's  property,  including                  property in one accurrence.
scrap,  according  to  BAE  SYSTEMS              (c) Automobile        Liability
ATI's   written   direction,    and                  Insurance:  Coverage  shall
Subcontractor  shall be responsible                  be  on  the   comprehensive
for  all  loss  or  damage  to  BAE                  form of policy.  The policy
SYSTEMS    ATI's     property    in                  shall  provide  for  bodily
Subcontractor's   possession.  This                  injury and property  damage
clause      does     not     govern                  liability    covering   the
Subcontractor's    handling,   use,                  operation       of      all

                                                      SUBCONTRACT NO. 511-05-191
-------------------------------------------------------------
        automobiles     used     in                  obtain,  maintain, and keep
        connection  with performing                  in force,  during  the time
        the  subcontract.  Policies                  in which  they are  engaged
        covering        automobiles                  in   performing    Services
        operated   in  the   United                  hereunder,         adequate
        States    shall     provide                  insurance    coverage    in
        coverage    of   at   least                  accordance             with
        $200,000   per  person  and                  Subcontractors'      normal
        $500,000 per occurrence for                  practice  and  furnish  BAE
        bodily  injury and  $20,000                  SYSTEMS   ATI    acceptable
        per occurrence for property                  evidence of such insurance.
        damage.                                  (i) BAE  SYSTEMS  ATI shall not
    (d) The  amount  of   liability                  be   liable   for  loss  or
        coverage on other  policies                  damage    to     equipment,
        shall be commensurate  with                  supplies,   and   materials
        any legal  requirements  of                  belonging       to      the
        the locality and sufficient                  Subcontractor  or  used  on
        to    meet    normal    and                  behalf of Subcontractor for
        customary claims.                            Subcontractor's performance
    (e) All   policies   shall   be                  hereunder.   Any  insurance
        endorsed  to  provide  that                  policies     carried     by
        underwriters  and insurance                  Subcontractor    or   third
        companies of  Subcontractor                  party  on  said  equipment,
        shall not have any right of                  supplies   and    materials
        subrogation   against   BAE                  shall provide for waiver of
        SYSTEMS   ATI  and  agents,                  underwriter's    right   to
        employees,         invites,                  subrogation   against   BAE
        subcontractors,   insurers,                  SYSTEMS ATI.
        underwriters,   and   other              (j) Unless  otherwise  provided
        such parties as BAE SYSTEMS                  pursuant  to FAR  52.228-7,
        ATI may designate.                           it is expressly  agreed and
    (f) Subcontractor shall furnish                  understood that the cost of
        Certificate of Insurance to                  premiums  and   deductibles
        BAE SYSTEMS ATI  evidencing                  for insurance  described in
        the   insurance    required                  this    Agreement    is   a
        hereunder and upon request,                  non-reimbursable cost.
        BAE SYSTEMS ATI may examine              (k) Primary  Insurance  - It is
        true  copies of the  actual                  hereby    understood    and
        policies.  Each certificate                  agreed  that  any  coverage
        shall  provide  that thirty                  provided BAE SYSTEMS ATI by
        (30)  days  prior   written                  Subcontractor's   insurance
        notice  shall  be  given to                  under  this   Agreement  is
        BAE   SYSTEMS  ATI  in  the                  primary insurance and shall
        event  of  cancellation  or                  not      be      considered
        material change in policies                  contributory insurance with
        occurs                                       any  insurance  policies of
    (g) All   policies   shall   be                  BAE SYSTEMS ATI.
        endorsed  to  provide  that              (l) By   so   specifying,   BAE
        there  will be no  recourse                  SYSTEMS   ATI  may  require
        against BAE SYSTEMS ATI for                  additional     types     of
        payment of premium.                          insurance.     (m)    These
    (h) Subcontractor shall require                  insurance  provisions in no
        all    subcontractors    to                  way affect the liability of

                                                      SUBCONTRACT NO. 511-05-191
-------------------------------------------------------------
        Subcontractor   as   stated          H-18  PERMITS
        elsewhere      in      this          Not Used.
        Agreement.
                                             H-19  PERFORMANCE AND PAYMENT BOND
H-13  LIGHTING                               Not Used.
Not Used.
                                             H-20 RESPONSIBILITY FOR PERFORMANCE
H-14  LIMITATION OF FUNDS (NOT               BAE  SYSTEMS  ATI  issuance of this
      APPLICABLE TO FIRM FIXED               subcontract is based in part on BAE
      PRICE CONTRACTS)                       SYSTEMS    ATI's    reliance   upon
Not used.                                    Subcontractor's ability,  expertise
                                             and   knowledge   of  the  expected
H-15  NATIONAL CODES                         construction      project,      and
                                             Subcontractor's          continuing
The  following   codes  are  hereby          compliance with all applicable laws
incorporated  into the  subcontract          and    regulations    during    the
by  reference,  with the same force          performance  of  this  subcontract.
and  effect as if it were  provided          Subcontractor    shall   not,    by
in full text.                                contract,   operation  of  law,  or
    (a) Uniform Building Code (UBC)          otherwise, assign any of its rights
    (b) Uniform   Mechanical   Code          delegate   any  of  its  duties  or
        (UMC)                                obligations under this subcontract,
    (c) Uniform Plumbing Code (UPC)          including  but not  limited  to any
    (d) National   Electrical  Code          right to  monies  due or to  become
        (NEC)                                due,   without  BAE  SYSTEMS  ATI's
    (e) Americans with  Disabilites          prior    written    consent.     No
        Act (ADA)                            assignment,      delegation,     or
    (f) National  Fire   Protection          subcontracting   by  Subcontractor,
        Association (NFPA)                   with or without BAE  SYSTEMS  ATI's
                                             consent,        shall       relieve
H-16  NOTIFICATION OF DEBARMENT/             Subcontractor   of   any   of   its
      SUSPENSION STATUS                      obligations under this subcontract.
Subcontractor     shall     provide          Notwithstanding    the   foregoing,
immediate notice to the BAE SYSTEMS          either  party  shall have the right
ATI Contract  Administrator  in the          to assign this  subcontract  to any
event of being suspended,  debarred          successor  of such  party by way of
or  declared   ineligible   by  any          merger  or   consolidation  or  the
Department or other Federal Agency,          acquisition of substantially all of
or  upon  receipt  of a  notice  of          the  business  and  assets  of  the
proposed debarment from another DoD          assigning  party  relating  to  the
Agency,  during the  performance of          subject matter of this subcontract.
this subcontract.                            This   right   shall  be   retained
                                             provided that such successor  shall
H-17  OFF-DUTY EMPLOYMENT                    expressly     assume     all    the
Subcontractor  agrees not to employ          obligations  and liabilities of the
any person who is and  employee  of          assigning    party    under    this
the   United   States   Government,          subcontract, and that the assigning
either    civilian   or   military,          party  shall   remain   liable  and
without assuring that the employees          responsible   to  the  other  party
has    complied    with   all   the          hereto  for  the   performance  and
appropriate  Department  of Defense          observance of all such obligations.
Regulations  pertaining to off-duty
employment      for      Government          H-21  SAFETY
personnel.                                   The    Subcontractor    shall    be

                                                      SUBCONTRACT NO. 511-05-191
-------------------------------------------------------------
responsible  for safety  related to          required   services,    supervising
and during  prosecution of the work          techniques  used in their work, and
and shall ensure that its employees          assuring   the   quality  of  their
and employees of its Subcontractors          product.Subcontractor shall select,
are  notified  of and  observe  and          supervise and exercise  control and
abide by all safety regulations and          direction over its employees  under
laws including,  but not limited to          this   Subcontract.   Subcontractor
State  of  Alaska   General  Safety          shall  not  supervise,   direct  or
Code,  U.S.   Department  of  Labor          control  the   activities   of  BAE
Safety  and  Health  Act  of  1970,          SYSTEMS  ATI  personnel.  Except as
including,  any  revisions  of  the          may    be    otherwise    expressly
foregoing,  that may  hereafter  be          specified   herein,   Subcontractor
applicable,   and  all   applicable          shall    provide   all    necessary
safety  regulations.  Said laws and          administrative and other support to
regulations are designed as minimum          its employees.
requirements for the Subcontractor,
and the  Subcontractor  shall  take          H-25  SUBCONTRACTING RESTRICTIONS
any     additional      precautions          Subcontractor    may   not    issue
necessary   or  proper   under  the          second-tier     subcontracts     to
circumstances  to prevent injury or          business  concerns  that  have been
death to persons  and/or  damage to          debarred from  contracting with the
property.  Neither  compliance with          U.S.  Government.   Nor  shall  the
such   laws  and   regulations   by          Subcontractor   issue   second-tier
Subcontractor nor BAE SYSTEMS ATI's          subcontracts   to   foreign   owned
approval    of   any   actions   or          business concerns.
procedures of the  Subcontractor as
provided herein,  shall relieve the          H-26  TRASH AND WASTE
Subcontractor of its obligations to          Not Used
always  use due care in  performing
services under this subcontract.             H-27  WATER AND SANITARY SERVICES
                                             Not Used.
The Subcontractor shall immediately
notify BAE SYSTEMS ATI and, as soon
thereafter   as   is   practicable,
furnish  BAE  SYSTEMS  ATI  with  a
written  report  of any  damage  to
property and/or injury to, or death
of,   persons   which   occurs   in
connection  with  or is in any  way
related   to   the   execution   of
services under this subcontract.

H-22  SECURITY
Not Used.

H-23  SERVICE CONTRACT ACT -
      STATEMENT OF EQUIVALENT RATES
Not Used.

H-24  SUBCONTRACTOR PERSONNEL
Subcontractor  shall be responsible
for  selecting  personnel  who  are
well   qualified   to  perform  the

            SECTION I GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS
--------------------------------------------------------------------------------
SECTION I: GENERAL PROVISIONS                21 New Materials
-----------------------------                22 Offset Credit/Cooperation
1  Acceptance of Contract/Terms and          23 Packing and Shipment
   Conditions                                24 Payments, Taxes, And Duties
2  Applicable Laws                           25 Precedence
3  Assignment                                26 Priority Rating
4  Changes                                   27 Quality Control System
5  Commercial Computer Software              28 Release of Information
6  Communication  with BAE  SYSTEMS          29 Stop Work Order
   Customer                                  30 Severability
7  Contract Direction                        31 Survivability
8  Default                                   32 Termination for Convenience
9  Definitions                               33 Timely Performance
10 Disputes                                  34 Waiver, Approval, And Remedies
11 Export Control                            35 Warranty
12 Extras
13 Furnished Property                        SECTION II: FAR FLOWDOWN PROVISIONS
14 Gratuities/Kickbacks                      -----------------------------------
15 Independent           Contractor          A  Incorporation of FAR Clauses
   Relationship                              B  Government Subcontract
16 Information of BAE SYSTEMS                C  Notes
17 Information of Seller                     D  Amendments   Required  by  Prime
18 Inspection and Acceptance                    Contract
19 Insurance/Entry  on BAE  SYSTEMS          E  Preservation of the Government's
   Property                                     Rights
20 Intellectual Property                     F  FAR Flowdown Clauses

SECTION I:  GENERAL PROVISIONS                        included    in    SELLER's
------------------------------                        acknowledgment  hereof are
1.   ACCEPTANCE  OF  CONTRACT/TERMS                   hereby  objected to by BAE
     AND CONDITIONS                                   SYSTEMS and have no effect
                                                      unless accepted in writing
     (a) This Contract  integrates,                   by BAE SYSTEMS.
         merges, and supersedes any
         prior              offers,          2.   APPLICABLE LAWS
         negotiations,          and               (a) This  Contract   shall  be
         agreements  concerning the                   governed by and  construed
         subject  matter hereof and                   in  accordance   with  the
         constitutes   the   entire                   laws  of  the   State   of
         agreement    between   the                   Delaware,   excluding  its
         Parties.                                     choice   of  laws   rules,
                                                      except that any  provision
     (b) SELLER's   acknowledgment,                   in this  Contract  that is
         acceptance of payment,  or                   (i)  incorporated  in full
         commencement            of                   text or by reference  from
         performance,         shall                   the  Federal   Acquisition
         constitute        SELLER's                   Regulation  (FAR); or (ii)
         unqualified  acceptance of                   incorporated  in full text
         this Contract.                               or by  reference  from any
                                                      agency   regulation   that
     (c) Additional   or  differing                   implements or  supplements
         terms    or     conditions                   the FAR or;  (iii) that is
         proposed   by   SELLER  or                   substantially based on any
         such agency  regulation or                      or may  demand  payment
         FAR  provision,  shall  be                      (in  whole  or in part)
         construed and  interpreted                      of  the   corresponding
         according  to the  federal                      amounts.  SELLER  shall
         common  law of  government                      promptly pay amounts so
         contracts  as   enunciated                      demanded.
         and   applied  by  federal
         judicial bodies, boards of                   (4)In  the   event  it  is
         contracts   appeals,   and                      determined   that   the
         quasi-judicial agencies of                      Work     is    not    a
         the federal Government.                         Commercial    Item   as
                                                         defined  at FAR  2.101,
     (b) (1)SELLER     agrees    to                      then SELLER  agrees the
            comply     with     all                      corresponding    agency
            applicable        laws,                      flowdowns    shall   be
            orders,          rules,                      applicable    to   this
            regulations,        and                      Contract,  in  lieu  of
            ordinances.                                  these     terms     and
                                                         conditions,   effective
         (2)If:  (i)  BAE  SYSTEMS'                      as of the  date of this
            contract  price  or fee                      Contract.
            is  reduced;  (ii)  BAE
            SYSTEMS'    costs   are               (c) SELLER   represents   that
            determined     to    be                   each  chemical   substance
            unallowable;  (iii) any                   constituting  or contained
            fines,   penalties   or                   in Work sold or  otherwise
            interest  are  assessed                   transferred to BAE SYSTEMS
            on BAE SYSTEMS; or (iv)                   hereunder  is on the  list
            BAE SYSTEMS  incurs any                   of   chemical   substances
            other costs or damages;                   compiled and  published by
            as  a  result   of  any                   the  Administrator  of the
            violation of applicable                   Environmental   Protection
            laws,  orders,   rules,                   Administration pursuant to
            regulations,         or                   the    Toxic    Substances
            ordinances  by  SELLER,                   Control   Act  (15  U.S.C.
            its           officers,                   Sec.   2601  et  seq.)  as
            employees,      agents,                   amended.
            suppliers,           or
            subcontractors  at  any               (d) SELLER  shall  provide  to
            tier,  BAE  SYSTEMS may                   BAE   SYSTEMS   with  each
            proceed as provided for                   delivery    any   Material
            in (3) below.                             Safety      Data     Sheet
                                                      applicable  to the Work in
         (3)Upon the  occurrence of                   conformance    with    and
            any        of       the                   containing            such
            circumstances                             information as required by
            identified    in    (2)                   the  Occupational   Safety
            above,  BAE SYSTEMS may                   and Health Act of 1970 and
            make  a  reduction   of                   regulations    promulgated
            corresponding   amounts                   there under,  or its state
            (in  whole  or in part)                   approved counterpart.
            in the price, or in the
            costs and fee,  of this          3.   ASSIGNMENT
            Contract  or any  other               Any   assignment  of  SELLER's
            contract  with  SELLER,               contract  rights or delegation
     of   duties   shall  be  void,               (c) Any claim for an equitable
     unless prior  written  consent                   adjustment  by SELLER must
     is  given   by  BAE   SYSTEMS.                   be submitted in writing to
     However,   SELLER  may  assign                   BAE SYSTEMS  within thirty
     rights to be paid amounts due,                   (30) days from the date of
     or  to   become   due,   to  a                   notice   of  the   change,
     financing  institution  if BAE                   unless the  Parties  agree
     SYSTEMS is promptly  furnished                   in  writing  to  a  longer
     a   signed    copy   of   such                   period.
     assignment    reasonably    in
     advance  of the due  date  for               (d) Failure  to  agree  to any
     payment  of any such  amounts.                   adjustment     shall    be
     Amounts    assigned    to   an                   resolved   in   accordance
     assignee  shall be  subject to                   with the "Disputes" clause
     setoffs or recoupment  for any                   of this Contract. However,
     present  or  future  claims of                   nothing  contained in this
     BAE  SYSTEMS  against  SELLER.                   "Changes"   clause   shall
     BAE  SYSTEMS  shall  have  the                   excuse     SELLER     from
     right   to  make   settlements                   proceeding  without  delay
     and/or  adjustments  in  price                   in the performance of this
     without    notice    to    the                   Contract as changed.
     assignee.
                                             5.   COMMERCIAL COMPUTER SOFTWARE
4.   CHANGES                                      (a) As used  in  this  clause,
     (a) The      BAE       SYSTEMS                   "restricted       computer
         Procurement Representative                   software"  means  computer
         may   at  any   time,   by                   program,   computer   data
         written    notice,     and                   base,   or   documentation
         without notice to sureties                   thereof,   that  has  been
         or assignees, make changes                   developed    at    private
         within the  general  scope                   expense  and  either  is a
         of  this  Contract  in any                   trade      secret,      is
         one   or   more   of   the                   commercial   or  financial
         following:  (i)  drawings,                   and     confidential    or
         designs or specifications;                   privileged,      or     is
         (ii) method of shipping or                   published and copyrighted,
         packing;  (iii)  place  of                   and   so    marked    when
         inspection,  acceptance or                   delivered   or   otherwise
         point  of  delivery;   and                   furnished.
         (iv) delivery schedule.
                                                  (b) Notwithstanding        any
     (b) If any such change  causes                   provisions to the contrary
         an increase or decrease in                   contained  in any SELLER's
         the cost  of,  or the time                   standard        commercial
         required for,  performance                   license      or      lease
         of  any   part   of   this                   agreement,  SELLER  agrees
         Contract,    BAE   SYSTEMS                   that    the     restricted
         shall  make  an  equitable                   computer          software
         adjustment in the Contract                   delivered    under    this
         price   and/or    delivery                   Contract shall provide the
         schedule,  and  modify the                   following  rights  to  BAE
         Contract      accordingly.                   SYSTEMS   and   the   U.S.
         Changes  to  the  delivery                   Government.
         schedule  will be  subject
         to  a   price   adjustment                   (1)The restricted computer
         only.                                           software may be:

             (i)Used  or copied for                      (vi) Used or copied for
                use in or with  the                           use      in     or
                computer         or                           transferred  to  a
                computers for which                           replacement
                it  was   acquired,                           computer.
                including  use   at
                any      Government               (c) Release  from   liability.
                installation     to                   The SELLER agrees that the
                which such computer                   Government     and     BAE
                or computers may be                   SYSTEMS, and other persons
                transferred;                          to whom the  Government or
                                                      BAE   SYSTEMS   may   have
             (ii)Used or copied for                   released   or    disclosed
                 use in  or  with a                   commercial        computer
                 backup computer if                   software    delivered   or
                 any computer   for                   otherwise  furnished under
                 which    it    was                   this Contract,  shall have
                 acquired        is                   no   liability   for   any
                 inoperative;                         release or  disclosure  of
                                                      such  commercial  computer
             (iii)Reproduced    for                   software   that   are  not
                 safekeeping                          marked  to  indicate  that
                 (archives)      or                   such software are licensed
                 backup purposes;                     data   subject   to   use,
                                                      modification,
             (iv)Modified, adapted,                   reproduction,     release,
                 or  combined  with                   performance,  display,  or
                 other     computer                   disclosure restrictions.
                 software, provided
                 that the modified,          6.   COMMUNICATION WITH BAE SYSTEMS
                 combined,       or               CUSTOMER
                 adapted   portions               BAE  SYSTEMS  shall be  solely
                 of  the derivative               responsible  for  all  liaison
                 software                         and coordination  with the BAE
                 incorporating  any               SYSTEMS  customer,   including
                 of  the delivered,               the U.  S.  Government,  as it
                 restricted                       affects the  applicable  Prime
                 computer  software               Contract,  this Contract,  and
                 shall  be  subject               any related contract.
                 to            same
                 restrictions   set          7.   CONTRACT DIRECTION
                 forth   in    this               (a) Only   the   BAE   SYSTEMS
                 Contract;                            Contract Administrator has
                                                      authority  to  amend  this
             (v) Disclosed  to  and                   Contract.  Such amendments
                 reproduced for use                   must be in writing.
                 by support service
                 contractors     or               (b) BAE  SYSTEMS   engineering
                 their                                and  technical   personnel
                 subcontractors,                      may  from   time  to  time
                 subject   to   the                   render  assistance or give
                 same  restrictions                   technical     advice    or
                 set forth in  this                   discuss   or   effect   an
                 Contract; and                        exchange  of   information
         with  SELLER's   personnel                   terminated portion of this
         concerning     the    Work                   Contract.  BAE SYSTEMS and
         hereunder.   Such  actions                   SELLER  shall agree on the
         shall  not be deemed to be                   amount  of   payment   for
         a   change    under    the                   these other deliverables.
         "Changes"  clause  of this
         Contract  and shall not be               (c) SELLER shall continue  all
         the  basis  for  equitable                   Work not terminated.
         adjustment.
                                                  (d) If after termination under
     (c) Except    as     otherwise                   paragraph (a), it is later
         provided    herein,    all                   determined that SELLER was
         notices to be furnished by                   not   in   default,   such
         the  SELLER  shall be sent                   termination    shall    be
         to   the    BAE    SYSTEMS                   deemed a  Termination  for
         Contract Administrator.                      Convenience.

8.   DEFAULT                                 9.   DEFINITIONS
                                                  The following terms shall have
     (a) BAE  SYSTEMS,  by  written               the meanings set forth below:
         notice, may terminate this
         Contract for  default,  in               (a) "Buyer"  means BAE SYSTEMS
         whole  or  in   part,   if                   Advanced     Technologies,
         SELLER   fails  to  comply                   Inc. (BAE SYSTEMS ATI).
         with  any of the  terms of
         this  Contract,  fails  to               (b) "Contract"    means    the
         make  progress  so  as  to                   instrument of contracting,
         endanger   performance  of                   such  as  "PO",  "Purchase
         this Contract, or fails to                   Order",  "Subcontract"  or
         provide adequate assurance                   other       such      type
         of   future   performance.                   designation, including all
         Seller shall have ten (10)                   referenced      documents,
         days   (or   such   longer                   exhibits and  attachments.
         period as BAE  SYSTEMS may                   If   these    terms    and
         authorize  in  writing) to                   conditions             are
         cure  any   such   failure                   incorporated     into    a
         after  receipt  of  notice                   "master"   agreement  that
         from BAE SYSTEMS.  Default                   provides for releases, (in
         involving         delivery                   the  form  of  a  Purchase
         schedule  delays shall not                   Order   or   other    such
         be  subject  to  the  cure                   document)     the     term
         provision.                                   "Contract" shall also mean
                                                      the Release  document  for
     (b) BAE  SYSTEMS  shall not be                   the Work to be performed.
         liable  for any  Work  not
         accepted;   however,   BAE               (c) "Customer"    means    any
         SYSTEMS may require SELLER                   customer  of  BAE  SYSTEMS
         to deliver to BAE  SYSTEMS                   ATI, any subsequent owner,
         any      supplies      and                   operator  or  user  of the
         materials,   manufacturing                   Goods    and   any   other
         materials,             and                   individual,   partnership,
         manufacturing     drawings                   corporation  or  person or
         that       SELLER      has                   entity    which   has   or
         specifically  produced  or                   acquires  any  interest in
         acquired      for      the                   the Goods from, through or
         under BAE SYSTEMS ATI.                       a part  of  this  Contract
                                                      shall       mean      this
     (d) "FAR"  means  the  Federal                   "Contract."
         Acquisition    Regulation,
         issued  as  Chapter  1  of               (n) "Subcontractor"  means the
         Title 48,  Code of Federal                   Party  identified  on  the
         Regulations.                                 face of the Contract  with
                                                      whom   BAE    SYSTEMS   is
     (e) "BAE  SYSTEMS"  means  BAE                   contracting.
         SYSTEMS       CORPORATION,
         acting     through     its               (o) "Work"  means all required
         companies    or   business                   articles,       materials,
         sites as identified on the                   supplies,    goods,    and
         face of this Contract.  If                   services  constituting the
         a subsidiary  or affiliate                   subject   matter  of  this
         of BAE SYSTEMS CORPORATION                   Contract.
         is  identified on the face
         of the Contract  then "BAE               (p) "Owner"  means  the  means
         SYSTEMS"     means    that                   BAE    SYSTEMS    Advanced
         subsidiary or affiliate.                     Technologies,   Inc.  (BAE
                                                      SYSTEMS ATI).
     (f) "BAE  SYSTEMS  Procurement
         Representative"  means the
         person  authorized  by BAE          10.  DISPUTES
         SYSTEMS'         cognizant               All   disputes    under   this
         procurement   organization               Contract    which    are   not
         to    administer    and/or               disposed    of    by    mutual
         execute this Contract.                   agreement  may be  decided  by
                                                  recourse  to an  action at law
     (g) "Goods"  means all  goods,               or  in  equity.   Until  final
         services,   data  software               resolution   of  any   dispute
         and other items  furnished               hereunder,     SELLER    shall
         or to be  furnished to BAE               diligently  proceed  with  the
         SYSTEMS   ATI  under  this               performance  of this  Contract
         Subcontract.                             as directed by BAE SYSTEMS.

     (h) "Government"   means   the          11.  EXPORT CONTROL
         government  of the  United               (a) SELLER  agrees  to  comply
         States.                                      with all  applicable  U.S.
                                                      export  control  laws  and
     (i) "Prime Contract" means the                   regulations.       Without
         Government  Contract under                   limiting  the   foregoing,
         which this  Subcontract is                   SELLER agrees that it will
         issued.                                      not  transfer  any  export
                                                      controlled  item,  data or
     (k) "PO" or  "Purchase  Order"                   services,    to    include
         as  used  in any  document                   transfer     to    foreign
         constituting   a  part  of                   persons   employed  by  or
         this  Contract  shall mean                   associated  with, or under
         this "Contract."                             contract   to   SELLER  or
                                                      SELLER's        lower-tier
     (l) "Seller"  means  the Party                   suppliers,   without   the
         identified  on the face of                   authority   of  an  Export
         the Contract with whom BAE                   License   or    applicable
         SYSTEMS is contracting.                      license exception.

     (m) "Subcontract"  as  used in               (b) SELLER  agrees  to  notify
         any document  constituting                   BAE    SYSTEMS    if   any
         deliverable   under   this                   and/or upon  completion of
         Contract is  restricted by                   this  Contract  the SELLER
         export   control  laws  or                   shall   submit,    in   an
         regulations.                                 acceptable form, inventory
                                                      lists     of     Furnished
     (c) SELLER  shall  immediately                   Property and shall deliver
         notify  the  BAE   SYSTEMS                   or   make    such    other
         Procurement Representative                   disposal    as    may   be
         if SELLER is listed in any                   directed by BAE SYSTEMS.
         Denied  Parties List or if
         SELLER's export privileges               (e) The  Government   Property
         are   otherwise    denied,                   clause     contained    in
         suspended  or  revoked  in                   Section II shall  apply in
         whole or in part by any U.                   lieu  of  paragraphs   (a)
         S.  Government  entity  or                   through   (d)  above  with
         agency.                                      respect   to    Government
                                                      Furnished   Property,   or
12.  EXTRAS                                           property   to  which   the
     Work shall not be  supplied in                   Government   takes   title
     excess of quantities specified                   under this Contract.
     in the Contract.  SELLER shall
     be liable for handling charges          14.  GRATUITIES/KICKBACKS
     and return  shipment costs for               (a) No gratuities (in the form
     any excess quantities.                           of entertainment, gifts or
                                                      otherwise)   or  kickbacks
13.  FURNISHED PROPERTY                               shall be  offered or given
     (a) BAE SYSTEMS may provide to                   by SELLER, to any employee
         SELLER  property  owned by                   of BAE SYSTEMS with a view
         either BAE  SYSTEMS or its                   toward securing  favorable
         customer        (Furnished                   treatment as a supplier.
         Property).       Furnished
         Property   shall  be  used               (b) By     accepting      this
         only  for the  performance                   Contract, SELLER certifies
         of this Contract.                            and represents that it has
                                                      not made or solicited  and
     (b) Title     to     Furnished                   will not  make or  solicit
         Property  shall  remain in                   kickbacks  in violation of
         BAE    SYSTEMS    or   its                   FAR    52.203-7   or   the
         customer.   SELLER   shall                   Anti-Kickback  Act of 1986
         clearly  mark  (if  not so                   (41  USC  51-58),  both of
         marked)   all    Furnished                   which   are   incorporated
         Property   to   show   its                   herein  by  this  specific
         ownership.                                   reference,   except   that
                                                      paragraph  (c)(1)  of  FAR
     (c) Except for reasonable wear                   52.203-7 shall not apply.
         and tear,  SELLER shall be
         responsible for, and shall          15.  INDEPENDENT CONTRACTOR
         promptly     notify    BAE               RELATIONSHIP
         SYSTEMS  of,  any  loss or               (a) SELLER  is an  independent
         damage. Without additional                   contractor   in  all   its
         charge,    SELLER    shall                   operations  and activities
         manage,    maintain,   and                   hereunder.  The  employees
         preserve         Furnished                   used by SELLER to  perform
         Property   in   accordance                   Work under  this  Contract
         with    good    commercial                   shall     be      SELLER's
         practice.                                    employees      exclusively
                                                      without    any    relation
     (d) At BAE  SYSTEMS'  request,                   whatsoever to BAE SYSTEMS.

     (b) SELLER       shall      be                   without additional charge.
         responsible  for any costs
         or   expenses    including               (b) No such  inspection  shall
         attorneys'    fees,    all                   relieve   SELLER   of  its
         expenses   of   litigation                   obligations to furnish all
         and/or   settlement,   and                   Work  in  accordance  with
         court costs,  arising from                   the  requirements  of this
         any  act  or  omission  of                   Contract.   BAE   SYSTEMS'
         SELLER,    its   officers,                   final    inspection    and
         employees,         agents,                   acceptance   shall  be  at
         suppliers,              or                   destination.
         subcontractors    at   any
         tier,  in the  performance               (c) If     SELLER     delivers
         of any of its  obligations                   non-conforming  Work,  BAE
         under this Contract.                         SYSTEMS  may;  (i)  accept
                                                      all or part  of such  Work
16.  INFORMATION OF BAE SYSTEMS                       at  an   equitable   price
     Information  provided  by  BAE                   reduction;   (ii)   reject
     SYSTEMS to SELLER  remains the                   such Work;  or (iii) make,
     property   of   BAE   SYSTEMS.                   or have a third party make
     SELLER  agrees to comply  with                   all               repairs,
     the  terms of any  Proprietary                   modifications,          or
     Information Agreement with BAE                   replacements  necessary to
     SYSTEMS and to comply with all                   enable such Work to comply
     Proprietary        Information                   in   all   respects   with
     markings    and    Restrictive                   Contract  requirements and
     Legends applied by BAE SYSTEMS                   charge  the cost  incurred
     to anything provided hereunder                   to SELLER.
     to SELLER.  SELLER  agrees not
     to   use   any   BAE   SYSTEMS               (d) SELLER shall not re-tender
     provided  information  for any                   rejected    Work   without
     purpose except to perform this                   disclosing  the corrective
     Contract  and  agrees  not  to                   action taken.
     disclose such  information  to
     third   parties   without  the          19.  INSURANCE/ENTRY ON BAE SYSTEMS
     prior  written  consent of BAE               PROPERTY
     SYSTEMS.                                     In the event that SELLER,  its
                                                  employees,      agents,     or
17.  INFORMATION OF SELLER                        subcontractors    enter    the
     SELLER  shall not  provide any               site(s) of BAE  SYSTEMS or its
     Proprietary Information to BAE               customers  for any  reason  in
     SYSTEMS      without     prior               connection with this Contract,
     execution  by BAE SYSTEMS of a               then     SELLER     and    its
     Proprietary        Information               subcontractors  shall  procure
     Agreement.                                   and     maintain      worker's
                                                  compensation,    comprehensive
18.  INSPECTION AND ACCEPTANCE                    general   liability,    bodily
     (a) BAE    SYSTEMS   and   its               injury  and  property   damage
         customer  may  inspect all               insurance    in     reasonable
         Work at  reasonable  times               amounts,    and   such   other
         and   places,   including,               insurance  as BAE  SYSTEMS may
         when  practicable,  during               require.  In addition,  SELLER
         manufacture   and   before               and its  subcontractors  shall
         shipment.   SELLER   shall               comply     with    all    site
         provide  all  information,               requirements.   SELLER   shall
         facilities, and assistance               indemnify  and  hold  harmless
         necessary   for  safe  and               BAE  SYSTEMS,   its  officers,
         convenient      inspection               employees, and agents from any
     losses,  costs, claims, causes                   that is based upon a claim
     of      action,       damages,                   that the Work performed or
     liabilities,   and   expenses,                   delivered    under    this
     including attorneys' fees, all                   Contract    infringes   or
     expenses of litigation  and/or                   otherwise   violates   the
     settlement,  and court  costs,                   intellectual      property
     by reason of  property  damage                   rights  of any  person  or
     or loss or personal  injury to                   entity.
     any person  caused in whole or
     in  part  by  the  actions  or               (b) With    regard    to   any
     omissions   of   SELLER,   its                   modifications  that SELLER
     officers,  employees,  agents,                   makes  to any  Work in the
     suppliers,  or subcontractors.                   performance     of    this
     SELLER   shall   provide   BAE                   Contract,  BAE SYSTEMS and
     SYSTEMS   thirty   (30)   days                   the Government  shall have
     advance  written  notice prior                   a            nonexclusive,
     to the  effective  date of any                   irrevocable,   world  wide
     cancellation  or change in the                   license  and  right  under
     term  or  coverage  of  any of                   any intellectual  property
     SELLER's  required  insurance.                   right  obtained  to  cover
     SELLER     shall     send    a                   such    modifications   to
     "Certificate   of   Insurance"                   make,   have  made,   use,
     showing  SELLER's   compliance                   sell,  copy,   distribute,
     with    these    requirements.                   make  derivative  works or
     SELLER  shall name BAE SYSTEMS                   compilations,      display
     as an  additional  insured for                   publicly,    or    perform
     the duration of this Contract.                   publicly              such
     Insurance  maintained pursuant                   modifications.
     to  this   clause   shall   be
     considered primary as respects          21.  NEW MATERIALS
     the  interest  of BAE  SYSTEMS               Unless  otherwise   specified,
     and is not  contributory  with               the   Work  to  be   delivered
     any insurance that BAE SYSTEMS               hereunder shall consist of new
     may carry.  "Subcontractor" as               materials,  as  defined in FAR
     used  in  this  clause   shall               52.211-5    not    used,    or
     include               SELLER's               reconditioned, remanufactured,
     subcontractors at any tier.                  or of  such  age as to  impair
                                                  its usefulness or safety.
20.  INTELLECTUAL PROPERTY
     (a) SELLER  warrants  that the          22.  OFFSET CREDIT/COOPERATION
         Work     performed     and               All  offset  or   countertrade
         delivered    under    this               credit  value  resulting  from
         Contract will not infringe               this  Contract   shall  accrue
         or  otherwise  violate the               solely to the  benefit  of BAE
         intellectual      property               SYSTEMS.   SELLER   agrees  to
         rights of any third  party               cooperate  with BAE SYSTEMS in
         in the  United  States  or               the fulfillment of any foreign
         any    foreign    country.               offset/countertrade
         SELLER  agrees to  defend,               obligations.
         indemnify     and     hold
         harmless  BAE  SYSTEMS and          23.  PACKING AND SHIPMENT
         its  customers   from  and               (a) Unless           otherwise
         against     any    claims,                   specified,  all Work is to
         damages, losses, costs and                   be  packed  in  accordance
         expenses,        including                   with    good    commercial
         reasonable      attorneys'                   practice.
         fees,  arising  out of any
         action  by a  third  party               (b) A  complete  packing  list
         shall be enclosed with all               precedence:  (1)  Face  of the
         shipments.   SELLER  shall               Purchase    Order,     Release
         mark     containers     or               document or  Schedule,  (which
         packages  with   necessary               shall   include   continuation
         lifting,    loading,   and               sheets),     as    applicable,
         shipping      information,               including      any     Special
         including  the BAE SYSTEMS               Provisions;       (2)      Any
         Contract   number,    item               master-type agreement (such as
         number, dates of shipment,               corporate,  sector or  blanket
         and    the    names    and               agreements); (3) these General
         addresses of consignor and               Provisions;  and (4) Statement
         consignee. Bills of lading               of Work.
         shall     include     this
         Contract number.                    26.  PRIORITY RATING
                                                  If   so    identified,    this
     (c) Unless           otherwise               Contract  is a  "rated  order"
         specified,  delivery shall               certified for national defense
         be FOB Destination.                      use,   and  the  SELLER  shall
                                                  follow all the requirements of
24.  PAYMENTS, TAXES, AND DUTIES                  the  Defense   Priorities  and
     (a) Unless otherwise provided,               Allocation    System    (DPAS)
         terms of payment  shall be               Regulation  (15 CFR Part 700).
         net thirty  (30) days from               Under  DPAS  regulations,   if
         the    latest    of    the               this  Contract   supports  the
         following:     (i)     BAE               U.S.  Government,  is DX or DO
         SYSTEMS'  receipt  of  the               Rated, and exceeds $50,000.00,
         SELLER's  proper  invoice;               the      Contractor       must
         (ii)  Scheduled   delivery               acknowledge    acceptance   of
         date of the Work; or (iii)               DX-Rated   orders  within  ten
         Actual   delivery  of  the               (10) days, and DO-Rated orders
         Work.  BAE  SYSTEMS  shall               within  fifteen  (15)  days of
         have  a  right  of  setoff               receipt  hereof.  Commencement
         against payments due or at               of  performance  of  the  work
         issue under this  Contract               called for by this Contract in
         or  any   other   contract               the    absence   of   seller's
         between the Parties.                     written        acknowledgement
                                                  thereof    shall   be   deemed
     (b) Payment shall be deemed to               acceptance of this Contract as
         have  been  made as of the               written.
         date   of   mailing    BAE
         SYSTEMS'     payment    or          27.  QUALITY CONTROL SYSTEM
         electronic funds transfer.               (a) SELLER  shall  provide and
                                                      maintain a quality control
     (c) Unless           otherwise                   system   to  an   industry
         specified,  prices include                   recognized         Quality
         all  applicable   federal,                   Standard and in compliance
         state  and  local   taxes,                   with  any  other  specific
         duties,    tariffs,    and                   quality       requirements
         similar  fees  imposed  by                   identified     in     this
         any  government,   all  of                   Contract.
         which   shall  be   listed
         separately on the invoice.               (b) Records  of  all   quality
                                                      control inspection work by
25.  PRECEDENCE                                       SELLER   shall   be   kept
     Any  inconsistencies  in  this                   complete and  available to
     Contract  shall be resolved in                   BAE    SYSTEMS   and   its
     accordance  with the following                   customers.
     descending       order      of

28.  RELEASE OF INFORMATION                       completed,  or is  terminated,
     Except as  required by law, no               SELLER  shall not be  relieved
     public    release    of    any               of those obligations contained
     information,  or  confirmation               in the following provisions:
     or   denial   of  same,   with
     respect  to this  Contract  or               (a) Applicable   Laws   Export
     the  subject   matter  hereof,                   Control        Independent
     will be made by SELLER without                   Contractor    Relationship
     the prior written  approval of                   Information of BAE SYSTEMS
     BAE SYSTEMS.                                     Insurance/Entry   on   BAE
                                                      SYSTEMS           Property
29.  STOP WORK ORDER                                  Intellectual      Property
                                                      Performance   and  Payment
     (a) SELLER shall stop Work for                   Bond       Release      of
         up to ninety  (90) days in                   Information Warranty
         accordance  with the terms
         of  any   written   notice               (b) Those  U.  S.   Government
         received from BAE SYSTEMS,                   flowdown  provisions  that
         or for such longer  period                   by  their  nature   should
         of time as the parties may                   survive.
         agree and  shall  take all
         reasonable     steps    to          32.  TERMINATION FOR CONVENIENCE
         minimize the incurrence of               (a) For  specially   performed
         costs   allocable  to  the                   Work:   BAE   SYSTEMS  may
         Work  during the period of                   terminate  part  or all of
         Work stoppage.                               this   Contract   for  its
                                                      convenience    by   giving
     (b) Within  such  period,  BAE                   written  notice to SELLER.
         SYSTEMS    shall    either                   BAE     SYSTEMS'      only
         terminate  or continue the                   obligation shall be to pay
         Work by  written  order to                   SELLER a percentage of the
         SELLER.  In the event of a                   price    reflecting    the
         continuation, an equitable                   percentage   of  the  Work
         adjustment  in  accordance                   performed   prior  to  the
         with the principles of the                   notice   of   termination,
         "Changes" clause, shall be                   plus  reasonable   charges
         made    to   the    price,                   that       SELLER      can
         delivery   schedule,    or                   demonstrate     to     the
         other  provision  affected                   satisfaction     of    BAE
         by the Work  stoppage,  if                   SYSTEMS,  using  generally
         applicable,  provided that                   accepted        accounting
         the  claim  for  equitable                   principles,  have resulted
         adjustment  is made within                   from   the    termination.
         thirty   (30)  days  after                   SELLER  shall  not be paid
         such continuation.                           for any Work  performed or
                                                      costs    incurred    which
30.  SEVERABILITY                                     reasonably could have been
     Each  paragraph  and provision                   avoided.
     of this Contract is severable,
     and if one or more  paragraphs               (b) In  no  event   shall  BAE
     or  provisions   are  declared                   SYSTEMS be liable for lost
     invalid,     the     remaining                   or anticipated profits, or
     provisions  of  this  Contract                   unabsorbed  indirect costs
     will  remain in full force and                   or  overhead,  or for  any
     effect.                                          sum in excess of the total
                                                      Contract  price.  SELLER's
31.  SURVIVABILITY                                    termination claim shall be
     If this Contract  expires,  is                   submitted   within  ninety

         (90)    days    from   the               (a) Failure by BAE  SYSTEMS to
         effective   date   of  the                   enforce    any    of   the
         termination.                                 provision(s)    of    this
                                                      Contract   shall   not  be
     (c) For other  than  specially                   construed  as a waiver  of
         performed     Work:    BAE                   the requirement(s) of such
         SYSTEMS may terminate part                   provision(s),   or   as  a
         or  all of  this  Contract                   waiver of the right of BAE
         for  its   convenience  by                   SYSTEMS    thereafter   to
         giving  written  notice to                   enforce   each  and  every
         SELLER  and  BAE  SYSTEMS'                   such provision(s).
         only  obligation to SELLER
         shall  be   payment  of  a               (b) BAE  SYSTEMS'  approval of
         mutually       agreed-upon                   documents     shall    not
         restocking    or   service                   relieve     SELLER    from
         charge.                                      complying     with     any
                                                      requirements    of    this
     (d) In  either  case,   SELLER                   Contract.
         shall  continue  all  Work
         not terminated.                          (c) The rights and remedies of
                                                      BAE    SYSTEMS   in   this
33.  TIMELY PERFORMANCE                               Contract  are   cumulative
     (a) SELLER's            timely                   and  in  addition  to  any
         performance  is a critical                   other  rights and remedies
         element of this Contract.                    provided   by  law  or  in
                                                      equity.
     (b) Unless  advance   shipment
         has  been   authorized  in          35.  WARRANTY
         writing  by  BAE  SYSTEMS,               SELLER  warrants that all Work
         BAE  SYSTEMS  may store at               furnished   pursuant  to  this
         SELLER's    expense,    or               Contract     shall    strictly
         return,  shipping  charges               conform     to      applicable
         collect, all Work received               specifications,      drawings,
         in    advance    of    the               samples, and descriptions, and
         scheduled delivery date.                 other   requirements  of  this
                                                  Contract   and  be  free  from
     (c) If SELLER becomes aware of               defects  in  design,  material
         difficulty  in  performing               and workmanship.  The warranty
         the  Work,   SELLER  shall               shall    begin    upon   final
         timely notify BAE SYSTEMS,               acceptance  and  extend  for a
         in     writing,     giving               period      of     (i)     the
         pertinent  details.   This               manufacturer's warranty period
         notification   shall   not               or one (1) year,  whichever is
         change    any     delivery               longer,  if  SELLER is not the
         schedule.                                manufacturer   and   has   not
                                                  modified the Work or, (ii) one
     (d) In   the    event   of   a               (1) year or the manufacturer's
         termination            for               warranty period,  whichever is
         convenience or change,  no               longer  if the  SELLER  is the
         claim will be allowed  for               manufacturer  of the  Work  or
         any     manufacture     or               has   modified   it.   If  any
         procurement  in advance of               non-conformity    with    Work
         SELLER's  normal flow time               appears   within   that  time,
         unless   there   has  been               SELLER shall promptly  repair,
         prior  written  consent by               replace,   or  reperform   the
         BAE SYSTEMS.                             Work.     Transportation    of
                                                  replacement Work and return of
34.  WAIVER, APPROVAL, AND REMEDIES               non-conforming Work and repeat
     performance  of Work  shall be
     at SELLER's expense. If repair               3.  "CONTRACTOR"   means   the
     or        replacement       or                   SELLER, as defined in this
     reperformance  of  Work is not                   Agreement, acting  as  the
     timely,  BAE SYSTEMS may elect                   immediate   (first   tier)
     to  return  the  nonconforming                   subcontractor    to    BAE
     Work or repair or replace Work                   SYSTEMS.
     or   reprocure   the  Work  at
     SELLER's     expense.      All               4.  "Prime   Contract"   means
     warranties  shall  run  to BAE                   the  contract  between BAE
     SYSTEMS  and its  customer(s).                   SYSTEMS   and   the   U.S.
     Any   implied    warranty   of                   Government or  between BAE
     merchantability   and  fitness                   SYSTEMS  and  its  higher-
     for a  particular  purpose  is                   tier contractor  who has a
     hereby disclaimed.                               contract   with  the  U.S.
                                                      Government.

SECTION II: FAR FLOWDOWN PROVISIONS               5.  "Subcontract"   means  any
-----------------------------------                   contract  placed  by   the
A.   INCORPORATION OF FAR CLAUSES                     CONTRACTOR  or  lower-tier
     ----------------------------                     subcontractors  under this
     The    Federal     Acquisition                   Contract.
     Regulation    (FAR)    clauses
     referenced      below      are          C.   NOTES
     incorporated     herein     by               -----
     reference, with the same force               1.  Substitute  "BAE  SYSTEMS"
     and  effect  as if  they  were                   for     "Government"    or
     given  in full  text,  and are                   "United     States"     as
     applicable,    including   any                   applicable      throughout
     notes   following  the  clause                   this clause.
     citation, to this Contract. If
     the date or  substance  of any               2.  Substitute  "BAE   SYSTEMS
     of the clauses listed below is                   Procurement
     different  than  the  date  or                   Representative"        for
     substance    of   the   clause                   "Contracting     Officer",
     actually  incorporated  in the                   "Administrative
     Prime  Contract  referenced by                   Contracting Officer",  and
     number  herein,  the  date  or                   "ACO"   throughout    this
     substance    of   the   clause                   clause.
     incorporated   by  said  Prime
     Contract shall apply instead.                3.  Insert  "and  BAE SYSTEMS"
                                                      after    "Government"   or
B.   GOVERNMENT SUBCONTRACT                           "Contracting  Officer", as
     ----------------------                           appropriate,    throughout
     This  Contract is entered into                   this clause.
     by the Parties in support of a
     U.S. Government contract.                    4.  Insert  "or  BAE  SYSTEMS"
                                                      after         "Government"
     As   used   in   the   clauses                   throughout this clause.
     referenced below and otherwise
     in this Contract:                            5.  Communication/notification
                                                      required under this clause
     1.  "Commercial Item"  means a                   from/to the CONTRACTOR to/
         commercial item as defined                   from    the    Contracting
         in FAR 2.101.                                Officer  shall  be through
                                                      BAE SYSTEMS.
     2.  "Contract"   means    this
         contract.

D.   AMENDMENTS REQUIRED BY PRIME                ------------ ------------------
     ----------------------------                REFERENCE      TITLE
     CONTRACT                                    ------------ ------------------
     --------                                    52.203-2     CERTIFICATE     OF
     CONTRACTOR  agrees  that  upon                           INDEPENDENT  PRICE
     the  request of BAE SYSTEMS it                           DETERMINATION
     will  negotiate  in good faith                           (APR 1985)
     with BAE  SYSTEMS  relative to              ------------ ------------------
     amendments to this Contract to              52.203-3     GRATUITIES    (APR
     incorporate         additional                           1984)
     provisions herein or to change              ------------ ------------------
     provisions   hereof,   as  BAE              52.203-5     COVENANT   AGAINST
     SYSTEMS  may  reasonably  deem                           CONTINGENT    FEES
     necessary  in order to  comply                           (APR 1984)
     with  the  provisions  of  the              ------------ ------------------
     applicable  Prime  contract or              52.203-6     RESTRICTIONS    ON
     with   the    provisions    of                           SUBCONTRACTOR
     amendments   to   such   Prime                           SALES    TO    THE
     contract.    If    any    such                           GOVERNMENT    (JUL
     amendment  to  this   Contract                           1995)
     causes an increase or decrease              ------------ ------------------
     in the  estimated  cost of, or              52.203-7     ANTI-KICKBACK
     the   time    required    for,                           PROCEDURES    (JUL
     performance of any part of the                           1995)
     work under this  Contract,  an              ------------ ------------------
     equitable  adjustment shall be              52.203-8     CANCELLATION,
     made pursuant to the "Changes"                           RESCISSION     AND
     clause of this Contract.                                 RECOVERY  OF FUNDS
                                                              FOR   ILLEGAL   OR
E.   PRESERVATION OF THE                                      IMPROPER  ACTIVITY
     -------------------                                      (JAN 1997)
     GOVERNMENT'S RIGHTS                         ------------ ------------------
     -------------------                         52.203-10    PRICE    OR    FEE
     If   BAE   SYSTEMS   furnishes                           ADJUSTMENT     FOR
     designs,   drawings,   special                           ILLEGAL         OR
     tooling,            equipment,                           IMPROPER  ACTIVITY
     engineering   data  or   other                           (JAN 1997)
     technical    or    proprietary              ------------ ------------------
     information  (Furnished Items)              52.203-12    LIMITATION      ON
     to which the U. S.  Government                           PAYMENTS        TO
     owns  or  has  the   right  to                           INFLUENCE  CERTAIN
     authorize the use of,  nothing                           FEDERAL
     herein  shall be  construed to                           TRANSACTIONS  (JUN
     mean that BAE SYSTEMS,  acting                           1997)
     on its own behalf,  may modify              ------------ ------------------
     or  limit   any   rights   the              52.209-6     PROTECTING     THE
     Government    may    have   to                           GOVERNMENT'S
     authorize the CONTRACTOR's use                           INTEREST      WHEN
     of  such  Furnished  Items  in                           SUBCONTRACTING
     support   of   other   U.   S.                           WITH   CONTRACTORS
     Government prime contracts.                              DEBARRED,
                                                              SUSPENDED,      OR
F.   FAR FLOWDOWN CLAUSES                                     PROPOSED       FOR
     --------------------                                     DEBARMENT     (JUL
     The   following   FAR  clauses                           1995)
     apply to this Contract:                                  DEBARMENT     (JUL
                                                              1995)
                                                 ------------ ------------------

    ------------ ------------------                           PLAN    (JAN 1999)
    52.211-5     MATERIAL                                     (ALTERNATIVE 1)
                 REQUIREMENTS  (OCT              ------------ ------------------
                 1997)                           52.222-1     NOTICE          TO
    ------------ ------------------                           GOVERNMENT      OF
    52.214-26    AUDIT AND  RECORDS                           LABOR     DISPUTES
                 -  SEALED  BIDDING                           (FEB 1997)
                 (OCT 1997)                      ------------ ------------------
    ------------ ------------------              52.222-3     CONVICT LABOR (AUG
    52.214-27    PRICE    REDUCTION                           1996)
                 FOR DEFECTIVE COST              ------------ ------------------
                 OR PRICING DATA  -              52.222-4     CONTRACT      WORK
                 MODIFICATIONS    -                           HOURS  AND  SAFETY
                 SEALED     BIDDING                           STANDARDS   ACT  -
                 (OCT 1997)                                   OVERTIME
    ------------ ------------------                           COMPENSATION  (SEP
    52.214-28    SUBCONTRACTOR COST                           2000)
                 OR PRICING DATA  -              ------------ ------------------
                 MODIFICATIONS    -              52.222-7     WITHHOLDING     OF
                 SEALED     BIDDING                           FUNDS   (FEB 1988)
                 (OCT 1997)                      ------------ ------------------
    ------------ ------------------              52.222-8     PAYROLLS AND BASIC
    52.215-2     AUDIT  AND RECORDS                           RECORDS (FEB 1988)
                 - NEGOTIATION (JUN              ------------ ------------------
                 1999)                           52.222-9     APPRENTICES    AND
                 AND  ALTERNATE  II                           TRAINEES(FEB 1988)
                 (APR 1998)                      ------------ ------------------
    ------------ ------------------              52.222-10    COMPLIANCE    WITH
    52.215-11    PRICE    REDUCTION                           COPELAND       ACT
                 FOR DEFECTIVE COST                           REQUIREMENTS  (FEB
                 OR PRICING DATA  -                           1988)
                 MODIFICATIONS (OCT              ------------ ------------------
                 1997)                           52.222-12    CONTRACT
    ------------ ------------------                           TERMINATION      -
    52.215-12    SUBCONTRACTOR COST                           DEBARMENT     (FEB
                 OR   PRICING  DATA                           1988)
                 (OCT         1997)              ------------ ------------------
                 (Applicable     to              52.222-14    DISPUTES
                 Subcontractors                               CONCERNING   LABOR
                 over      $550,000                           STANDARDS     (FEB
                 only)                                        1988)
    ------------ ------------------              ------------ ------------------
    52.215-14    INTEGRITY  OF UNIT              52.222-15    CERTIFICATION   OF
                 PRICES (OCT  1997)                           ELIGIBILITY   (FEB
                 AND  ALTERNATE   I                           1988)
                 (OCT 1997)                      ------------ ------------------
    ------------ ------------------              52.222-16    APPROVAL  OF  WAGE
    52.215-19    NOTIFICATION    OF                           RATES (FEB 1988)
                 OWNERSHIP  CHANGES              ------------ ------------------
                 (OCT 1997)                      52.222-20    WALSH        HEALY
    ------------ ------------------                           PUBLICE  CONTRACTS
    52.219-8     UTILIZATION     OF                           ACT (DEC 1996)
                 SMALL     BUSINESS              ------------ ------------------
                 CONCERNS      (JAN              52.222-21    PROHIBITION     OF
                 1999)                                        SEGREGATED
    ------------ ------------------                           FACILITIES    (FEB
    52.219-9     SMALL     BUSINESS                           1999)
                 SUBCONTRACTING                  ------------ ------------------

    ------------ ------------------              ------------ ------------------
    52.222-26    EQUAL  OPPORTUNITY              52.227-17    RIGHTS  IN  DATA -
                 (FEB 1999)                                   SPECIAL      WORKS
    ------------ ------------------                           (JUNE 1987)
    52.222-35    EQUAL  OPPORTUNITY              ------------ ------------------
                 FOR        SPECIAL              52.229-3     FEDERAL,    STATE,
                 DISABLED VETERAND,                           AND  LOCAL   TAXES
                 VETERANS   OF  THE                           (JAN 1991)
                 VIETNAM   ERA, AND              ------------ ------------------
                 OTHER     ELIGIBLE              52.233-3     PROTEST      AFTER
                 VETERANS      (DEC                           AWARD   (AUG 1996)
                 1998)                           ------------ ------------------
    ------------ ------------------              52.236-5     MATERIALS      AND
    52.222-36    AFFIRMATIVE ACTION                           WORKMANSHIP   (APR
                 FOR WORKERS   WITH                           1984)
                 DISABILITIES  (JUN              ------------ ------------------
                 1998)                           52.236-7     PERMITS        AND
    ------------ ------------------                           RESPONSIBILITIES
    52.222-37    EMPLOYMENT REPORTS                           (NOV 91)
                 ON         SPECIAL              ------------ ------------------
                 DISABLED VETERAND,              52.236-13    ACCIDENT
                 VETERANS   OF  THE                           PREVENTION
                 VIETNAM   ERA, AND              ------------ ------------------
                 OTHER     ELIGIBLE              52.242-13    BANRUPTCY     (JUL
                 VETERANS      (DEC                           1995)
                 1998)                           ------------ ------------------
    ------------ ------------------              52.242-15    STOP  WORK   ORDER
    52.222-44    FAIR         LABOR                           (AUG 1989)
                 STANDARDS ACT  AND              ------------ ------------------
                 SERVICE   CONTRACT              52.243-1     CHANGES   -  FIXED
                 ACT-PRICE                                    PRICE (AUG 1987)
                 ADJUSTMENT    (FEB              ------------ ------------------
                 2002)                           52.244-5     COMPETITION     IN
    ------------ ------------------                           SUBCONTRACTING
    52.223-6     DRUG          FREE                           (DEC 1996)
                 WORKPLACE     (JAN              ------------ ------------------
                 1997)                           52.244-2     INSPECTION      OF
    ------------ ------------------                           SUPPLIES-FIXED
    52.225-13    RESTRICTIONS    ON                           PRICE (AUG 96)
                 CERTAIN    FOREIGN              ------------ ------------------
                 PURCHASES     (JUL              52.244-6     SUBCONTRACTS   FOR
                 2000)                                        COMMERCIAL   ITEMS
    ------------ ------------------                           AND     COMMERCIAL
    52.227-1     AUTHORIZATION  AND                           COMPONENTS    (OCT
                 CONSENT (JUL 1995)                           1998)
    ------------ ------------------              ------------ ------------------
    52.227-2     NOTICE         AND              52.246-23    LIMITATION      OF
                 ASSISTANCE                                   LIABILITY     (FEB
                 REGARDING   PATENT                           1997)
                 AND      COPYRIGHT              ------------ ------------------
                 INFRINGEMENT  (AUG              52.247-64    PREFERENCE     FOR
                 1996)                                        PRIVATELY    OWNED
    ------------ ------------------                           U.S-FLAG
    52.227-3     PATENT INDEMNITY -                           COMMERCIAL VESSELS
                 CONSTRUCTION                                 (JUN 2000)
                 CONTRACTS     (APR              ------------ ------------------
                 1984)                           52-249-2     TERMINATION    FOR
    ------------ ------------------                           CONVENIENCE OF THE

                 GOVERNMENT  (FIXED                           Business
                 PRICE)  (SEP 1996)                           Subcontracting
                 AND ALT I     (SEP                           Plan (DOD
                 1996)                                        Contracts)(Apr 96)
    ------------ ------------------              ------------ ------------------
                                                 252.223-7006 Prohibition     on
                                                              Storage        and
G.   DoD   FAR   SUPPLEMENT (DFARS)                           Disposal of  Toxic
     ------------------------------                           and      Hazardous
     FLOWDOWN CLAUSES.                                        Material  (Apr 93)
     -----------------                           ------------ ------------------
     The  following DoD FAR clauses              252.225-7012 Preference     for
     apply to this Contract:                                  Certain   Domestic
                                                              Commodities   (Apr
    ------------ ------------------                           02)
    REFERENCE       TITLE                        ------------ ------------------
    ------------ ------------------              252.225-7031 Secondary     Arab
    252.203-7001 Prohibition     On                           Boycott  of Israel
                 Persons  Convicted                           (Jun 92)
                 of Fraud  or Other              ------------ ------------------
                 Defense-Contract -              252.225-7026 Reporting       of
                 Related   Felonies                           Contract
                 (Mar 99)                                     Performance
    ------------ ------------------                           Outside
    252.204-7003 Control         of                           the United  States
                 Government    Work                           (Jun 00)
                 Product   (Apr 92)              ------------ ------------------
    ------------ ------------------              252.227-7016 Rights  in  Bid or
    252.205-7000 Provision       of                           Proposal
                 Information     to                           Information   (Jun
                 Cooperative                                  95)
                 Agreement  Holders              ------------ ------------------
                 (Dec 91)                        252.227-7025 Limitations on the
    ------------ ------------------                           Use or  Disclosure
    252.209-7000 Acquisition   from                           of     Government-
                 Subcontractors                               Furnished
                 Subject to On-Site                           Information Marked
                 Inspection   under                           with   Restrictive
                 the   Intermediate                           Legends   (Jun 95)
                 Range      Nuclear              ------------ ------------------
                 Forces      Treaty              252.227-7037 Validation      of
                 (Nov 95)                                     Restrictive
    ------------ ------------------                           Markings on
    252.209-7004 Subcontracting                               Technical     Data
                 with   Firms  That                           (Sep 99)
                 are    Owned    or              ------------ ------------------
                 Controlled by  the              252.231-7000 Supplemental  Cost
                 Government  of   a                           Principles    (Dec
                 Terrorist  Country                           91)
                 (Mar 98)                        ------------ ------------------
    ------------ ------------------              252.242-7004 Material
    252.215-7000 Pricing                                      Management     and
                 Adjustments   (Dec                           Accounting  System
                 91)                                          (Dec 00)
    ------------ ------------------              ------------ ------------------
    252.219-7003 Small,       Small              252.243-7001 Pricing         of
                 Disadvantaged  and                           Contract
                 Woman-owned  Small                           Modifications (Dec
                                                              91)

    ------------ ------------------
    252.243-7002 Requests       for
                 Equitable
                 Adjustment(Mar 98)
    ------------ ------------------
    252.245-7001 Reports         on
                 Government
                 Property  (May 94)
    ------------ ------------------

SECTION J    LIST OF ATTACHMENTS

Attachment A AMU Print Number and Rev Levels

SECTION K  REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

NAME OF OFFEROR (Firm or Organization)  Antenna Products Corporation
                                       -----------------------------------
OFFEROR DUNS NUMBER    11-876-9926
                    ------------------------------------------------------
Proposal Title    HAARP, High and Low Band Antenna Matching Unit Assembly
               -----------------------------------------------------------
 Project Prime Contract No. N00014-02-D-0479, Delivery Order 011 & 013
--------------------------------------------------------------------------

Proposal Number and/or Date  January 21, 2005
                            ----------------------------------------------
1.  FAR 52.203-11  CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO
       INFLUENCE CERTAIN FEDERAL TRANSACTIONS (APR 1991) (Deviation D.L. 90-07)

(a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989 --
  (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;
  (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and
  (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

2.  FAR 52.204-3TAXPAYER IDENTIFICATION (OCT 1998)

(a) Definitions.
Common parent, as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

Taxpayer Identification Number (TIN), as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

(b) All offerors must submit the information required in paragraphs (d) through
(f) of this provision to comply with debt collection requirements of 31 U.S.C.7701(c) and 3325(d), reporting requirements of 26 U.S.C.6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror's relationship with the Government (31 U.S.C.7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror's TIN.

(d) Taxpayer Identification Number (TIN).
[X]  TIN: 75-1964-534
         -----------------------------
[ ]  TIN has been applied for.
[ ]  TIN is not required because:
[ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;
[ ] Offeror is an agency or instrumentality of a foreign government; Offeror is an agency or instrumentality of the Federal Government.

(e) Type of organization.
[ ]  Sole proprietorship;
[ ] Partnership;
[ ] Corporate entity (not tax-exempt);
[X] Corporate entity (tax-exempt);
[ ] Government entity (Federal, State, or local); Foreign government;
[ ] International organization per 26 CFR 1.6049-4;
[ ] Other
         --------------------------------------

(f) Common parent.
[ ] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.
[X]  Name and TIN of common parent:

Name
    ---------------------------------------------------
TIN
    ---------------------------------------------------
[ ] Name and TIN of common parent:

Name PHAZAR CORP
    -------------------------------
TIN  75-1907070
    -------------------------------

3.    FAR 52.204-5WOMEN-OWNED BUSINESS OTHER THAN SMALL BUSINESS
(MAY 1999)

(a) Definition.

"Women-owned business concern," as used in this provision, means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) Representation. [Complete only if the offeror represents itself a women-owned business concern and has not represented itself as a small business concern in paragraph (b)(1) of FAR 52.219-1, Small Business Program Representations, of this solicitation] The offeror represents that it is, a women-owned business concern.



4.  FAR 52.209-5  CERTIFICATION REGARDING DEBARMENT, SUSPENSION,
                 PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY
                 MATTERS (DEC 2001) (REFLECTS FAC 2001-03 FINALIZATION OF
                     APRIL 2001 STAY VIA FAC 97-24)

(a) (1) The Offeror certifies, to the best of its knowledge and belief, that --
    (i) The Offeror and/or any of its Principals--
        (A) Are [ ] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;
        (B) Have [ ] have not [X], within a 3-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and
        (C) Are [ ] are not [X] presently indicted for, or otherwise criminally or civilly charged by a government entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.
    (ii) The Offeror has [ ] has not [X], within a 3-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.
  (2) "Principals," for the purpose of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

                    This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, title 18, United States Code.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.


5.  FAR 52.215-6 PLACE OF PERFORMANCE (OCT 1997)

(a) The offeror or respondent, in the performance of any contract resulting from this solicitation, [ ] intends, [X] does not intend to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

(b) If the offeror or respondent checks "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:


--------------- ---------------------- -------------------------------------
                 Place of Performance  Name and Address of Owner and
                                       Operator of the Plant or Facility if
                                       Other Than Offeror or Respondent
--------------- ---------------------- -------------------------------------
Name of Company
--------------- ---------------------- -------------------------------------
Street Address
--------------- ---------------------- -------------------------------------
City
--------------- ---------------------- -------------------------------------
State
--------------- ---------------------- -------------------------------------
County
--------------- ---------------------- -------------------------------------
Zip Code
--------------- ---------------------- -------------------------------------

6. FAR 52.219-1 SMALL BUSINESS PROGRAM REPRESENTATIONS (MAY 2001) ALTERNATES (I/II) (Oct 2000)

EFFECTIVE 1 OCTOBER 2000 THE NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM (NAICS) CODE REPLACED THE STANDARD INDUSTRIAL CLASSIFICATION SYSTEM (SIC). ALL REPRESENTATIONS AND CERTIFICATION FOR CONTRACT AWARDS OCCURRING ON OR AFTER 1 OCTOBER 2000 MUST PROVIDE THE NAICS CODE. ENTER THE NAICS CODE IN EFFECT AT THE TIME OF AWARD. THESE CODES ARE IN THE 1997 U.S. NAICS MANUAL ACCESSED AT:

The Small Business Administration NAICS Website:
http://www.sba.gov/size/Table-of-Small-Business-Size-Standards-
---------------------------------------------------------------
from-final-rule.html
--------------------

U.S. Census Bureau NAICS Website: http://www.census.gov/pub/epcd/www/naics.html.
                                  ---------------------------------------------
(a)
  (1) The North American Industry Classification System (NAICS) code for this acquisition is 333415.
  (2) The small business size standard is 750 employees.
  (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b) Representations.
  (1) The offeror represents as part of its offer that it [X]is, [ ]is not a small business concern.
  (2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it [ ]is, [X]is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.
  (3) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it [ ] is, [X]is not a women-owned small business concern.
  (4) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offertory represents as part of its offer that it [ ] is, [X]is not a veteran-owned small business concern.
  (5) (Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that is [ ] is, is [X] not a service-disabled veteran-owned small business concern.

ALTERNATE I (OCT 2000)

(6) [Complete only if offeror represented itself as small business concern in paragraph (b)(1) of this provision]. The offeror represents, as part of its offer, that--

(i) It [ ] is, [X] is not a HUB Zone small business concern listed, on the date of this representation, on the List of Qualified HUB Zone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUB Zone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR Part 126; and

(ii) It [ ]is, [X]is not a joint venture that complies with the requirements of 13 CFR Part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUB Zone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUB Zone small business concern or concerns that are participating in the joint venture:
              ----------- -------------------------------------------.] Each HUB
Zone small business concern participating in the joint venture shall submit a separate signed copy of the HUB Zone representation.

ALTERNATE II (OCT 2000)

  (7) [Complete if offeror represented itself as disadvantaged in paragraph
(b)(2) of this provision.] The offeror shall check the category in which its ownership falls:

[ ] Black American.

[ ] Hispanic American.

[ ] Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians).

[ ] Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).

[ ] Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).

[ ] Individual/concern, other than one of the preceding.


(c) Definitions. As used in this provision--

         (1) "Service-disabled veteran-owned small business concern" means a
             -------------------------------------------------------
             small business concern-

       (i) where at least 51 percent of is owned by one or more service-disabled veterans or, in the case of any publicly owned business, at least 51 percent of the stock of is owned by one or more service-disabled veterans; and

       (ii)The management and daily business operations are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

       (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

       "Small business concern," means a concern, including its affiliates, that ------------------------- is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.

       "Veteran-owned small business concern" means a small business concern-
       --------------------------------------

       (1) which is at least 51 percent owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, at least 51 percent of the stock is owned by one or more veterans; and

       (2) The management and daily business operations of which are controlled by one or more veterans.

         "Women-owned small business concern," means a small business concern --
         -------------------------------------

       (1) which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

       (2) whose management and daily business operations are controlled by one or more women.

     (d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished. (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small, HUB Zone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall --
         (i) Be punished by imposition of fine, imprisonment, or both;
         (ii) Be subject to administrative remedies, including suspension and debarment; and (iii) Be ineligible for participation in programs conducted under the authority of the Act.


7.  FAR 52.219-22 SMALL DISADVANTAGED BUSINESS STATUS (OCT 1999)

(a) General. This provision is used to assess an offeror's small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation.

(b) Representations.

     (1) General. The offeror represents, as part of its offer, that it is a small business under the size standard applicable to this acquisition; and either--

[ ] (i) It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and
  (A) No material change in disadvantaged ownership and control has occurred since its certification;
  (B) Where the concern is owned by one or more disadvantaged individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and
  (C) It is identified, on the date of its representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net); or

[ ] (ii) It has submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

  (2) [ ] For Joint Ventures. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(1) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business
concern that is participating in the joint venture:                         .]
                                                   -------------------------

(c) Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall--
  (1) Be punished by imposition of a fine, imprisonment, or both;
         (2) Be subject to administrative remedies, including suspension and debarment; and (3) Be ineligible for participation in programs conducted under the authority of the
                 Small Business Act.

ALTERNATE I (OCT 1998)

(3) Address. The offeror represents that its address [ ] is, [ ] is not in a region for which a small disadvantaged business procurement mechanism is authorized and its address has not changed since its certification as a small disadvantaged business concern or submission of its application for certification. The list of authorized small disadvantaged business procurement mechanisms and regions is posted at http://www.arnet.gov/References/sdbadjustments.htm. The offeror shall use the list in effect on the date of this solicitation. "Address," as used in this provision, means the address of the offeror as listed on the Small Business Administrations register of small disadvantaged business concerns or the address on the completed application that the concern has submitted to the Small Business Administration or a Private Certifier in accordance with 13 CFR part 124, subpart B. For joint ventures, "address" refers to the address of the small disadvantaged business concern that is participating in the joint venture.

8. FAR 52.222-22   PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB 1999)

The offeror represents that --

(a) It [X] has, [ ]has not participated in a previous contract or subcontract Subject to the Equal Opportunity clause of this solicitation;

(b) It [X] has, [ ] has not filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

9.  FAR 52.222-25   AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

The offeror represents that --

(a) It [X] has developed and has on file, [ ] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2); or

(b) It [ ] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

10. FAR 52.223-4  RECOVERED MATERIAL CERTIFICATION (OCT 1997)

As required by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6962(c)(3)(A)(I)), the offeror certifies, by signing this offer, that the percentage of recovered materials to be used in the performance of the contract will be at least the amount required by the applicable contract specifications.

11. FAR 52.223-13  CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)

(a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

(b)  By signing this offer, the offeror certifies that--
  (1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or
  (2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: (Check each block that is applicable.)
   [ ](i)The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);
   [ ](ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);
   [ ](iii)The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f)

(including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);
   [ ](iv) The facility does not fall within Standard Industrial
Classification Code (SIC) major groups 20 through 39 or their corresponding North American Industry Classification System (NAICS) sectors 31 through 33; or
   [ ](v)The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

12. FAR 52.226-2  HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND
             MINORITY INSTITUTION REPRESENTATION (MAY 2001)

(a)  Definitions.  As used in this provision

Historically Black College or University means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

Minority Institution means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1067k, including a Hispanic-serving institution of higher education as defined in Section 316(b)(1) of the Act (20 U.S.C. 1101a)).

(b)  Representation.

The offeror represents that it --
  [ ] is [X] is not a Historically Black College or University;
  [ ] is [X] is not a Minority Institution.

13. FAR 52.227-6  ROYALTY INFORMATION (APR 1984)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:
  (1)  Name and address of licensor.
  (2)  Date of license agreement.
  (3) Patent numbers, patent application serial numbers, or other basis on which the royalty is payable.
  (4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.
  (5)  Percentage or dollar rate of royalty per unit.
  (6)  Unit price of contract item.
  (7)  Number of units.
  (8)  Total dollar amount of royalties.

(b) Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

14. FAR 52.227-7  PATENTS -- NOTICE OF GOVERNMENT LICENSEE (APR
                  1984)

The Government is obligated to pay a royalty applicable to the proposed acquisition because of a license agreement between the Government and the patent
owner. The patent number is               [Contracting Officer fill in], and the
                           ---------------
royalty rate is            [Contracting Officer fill in]. If the offeror is the
               ------------
owner of, or a licensee under, the patent, indicate below:
   [ ] Owner
   [ ] Licensee
If an offeror does not indicate that it is the owner or a licensee of the patent, its offer will be evaluated by adding thereto an amount equal to the royalty.

15. FAR 52.230-1  COST ACCOUNTING STANDARDS NOTICES AND
                             CERTIFICATION (JUN 2000)

  Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. Disclosure Statement--Cost Accounting Practices and Certification

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

  Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

   [ ](1) Certificate of Concurrent Submission of Disclosure Statement. The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows:

      (I) Original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable; and
      (ii) One copy to the cognizant Federal auditor.

  (Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement:
                             -----------------------------------
Name and Address of Cognizant ACO or Federal Official Where Filed:

-------------------------------------------------------

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

 [ ](2) Certificate of Previously Submitted Disclosure Statement. The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement:
                             -----------------------------------
Name and Address of Cognizant ACO or Federal Official Where Filed:

-------------------------------------------------------

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

 [X](3) Certificate of Monetary Exemption. The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

 [ ](4) Certificate of Interim Exemption. The offeror hereby certifies that (I) the offeror first exceeded the monetary exemption for disclosure, as defined in
(3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

  Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

    II. Cost Accounting Standards--Eligibility for Modified Contract Coverage

If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

  [X] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts, or the offeror did not receive a single CAS-covered award exceeding $1 million. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

  Caution: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. Additional Cost Accounting Standards Applicable to Existing Contracts

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

    [ ] YES [X] NO

ALTERNATE I (APR 1996)

 [ ](5) Certificate of Disclosure Statement Due Date by Educational Institution. If the offeror is an educational institution that, under the transition provisions of 48 CFR 9903.202-1(f), is or will be required to submit a Disclosure Statement after receipt of this award, the offeror hereby certifies that (check one and complete):
     (i) A Disclosure Statement Filing Due Date of          has been established
with the cognizant Federal agency.                ----------
     (ii) The Disclosure Statement will be submitted within the 6-month period
ending           months after receipt of this award.
      -----------

Date of Disclosure Statement:
                             ---------------------------
Name and Address of Cognizant ACO or Federal Official:

-------------------------------------------------------

Where Disclosure Statement is Filed:

-------------------------------------------------------

16. DFARS 252.204-7004 Required Central Contractor Registration (NOV 2001)

(a)   Definitions. As used in this clause-

  (1) "Central Contractor Registration (CCR) database" means the primary DoD repository for contractor information required for the conduct of business with DoD.

  (2) "Data Universal Number System (DUNS) number" means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

  (3) "Data Universal Numbering System +4 (DUNS+4) number" means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

  (4) "Registered in the CCR database" means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

       (b) (1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

           (2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

           (3) Lack of registration in the CCR database will make an offeror ineligible for award.

           (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

       (c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

       (d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www.ccr.gov.
                           ------------------
  CAGE CODE:
            ---------------

17. DFARS 252.209-7001 DISCLOSURE OF OWNERSHIP OR CONTROL BY THE
                  GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

(a) Definitions. As used in this provision-
  (1) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.
  (2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(I)(A)), to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.
  (3) "Significant interest" means-
    (i) Ownership of or beneficial interest in 5 percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of any class of the firm's securities in "nominee shares," "street names," or some other method of holding securities that does not disclose the beneficial owner;
    (ii) Holding a management position in the firm, such as a director or officer; (iii) Ability to control or influence the election, appointment, or tenure of directors or officers in the firm;
    (iv) Ownership of 10 percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or
    (v) Holding 50 percent or more of the indebtedness of a firm.

(b) Prohibition on award. In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the firm or subsidiary or, in the case of a subsidiary, the firm that owns the subsidiary, unless a waiver is granted by the Secretary of Defense.

(c) Disclosure. If the government of a terrorist country has a significant interest in the Offeror or a subsidiary of the Offeror, the Offeror shall disclose such interest in an attachment to its offer. If the Offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. The disclosure shall include-
  (1) Identification of each government holding a significant interest; and (2) A description of the significant interest held by each government.



18. DFARS 252.209-7002    DISCLOSURE OF OWNERSHIP OR CONTROL BY A
                                  FOREIGN GOVERNMENT (SEP 1994)

(a) Definitions.
    -----------

As used in this provision --

  (1) "Effectively owned or controlled" means that a foreign government or any entity controlled by a foreign government has the power, either directly or indirectly, whether exercised or exercisable, to control the election, appointment, or tenure of the Offeror's officers or a majority of the Offeror's board of directors by any means, e.g., ownership, contract, or operation of law (or equivalent power for unincorporated organizations).
  (2) "Entity controlled by a foreign government" --
    (i) Means --
      (A)Any domestic or foreign organization or corporation that is effectively owned or controlled by a foreign government; or
      (B)Any individual acting on behalf of a foreign government.
    (ii) Does not include an organization or corporation that is owned, but is not controlled, either directly or indirectly, by a foreign government if the ownership of that organization or corporation by that foreign government was effective before October 23, 1992.
  (3) "Foreign government" includes the state and the government of any country (other than the United States and its possessions and trust territories) as well as any political subdivision, agency, or instrumentality thereof.
  (4) "Proscribed information" means --
    (I) Top Secret information;
    (ii) Communications Security (COMSEC) information, except classified keys used to operate secure telephone units (STU IIIs);
    (iii)Restricted Data as defined in the U.S. Atomic Energy Act of 1954, as amended;
    (iv) Special Access Program (SAP) information; or
    (v) Sensitive Compartmented Information (SCI).

(b) Prohibition on award. No contract under a national security program may be awarded to an entity controlled by a foreign government if that entity requires access to proscribed information to perform the contract, unless the Secretary of Defense or a designee has waived application of 10 U.S.C.2536(a).

(c) Disclosure. The Offeror shall disclose any interest a foreign government has in the Offeror when that interest constitutes control by a foreign government as defined in this provision. If the Offeror is a subsidiary, it shall also disclose any reportable interest a foreign government has in any entity that owns or controls the subsidiary, including reportable interest concerning the Offeror's immediate parent, intermediate parents, and the ultimate parent. Use separate paper as needed, and provide the information in the following format:

Offeror's Point of Contact for Questions about Disclosure (Name and Phone Number with Country Code, City Code and Area Code, as applicable)

Name and Address of Offeror

Name and Address of Entity Controlled by a Foreign Government

Description of Interest, Controlled by a Foreign Ownership Percentage, and Government Identification of Foreign Government

19. DFARS 252.225-7031  SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

(a) Definitions.
    -----------

As used in this clause -
"Foreign person" means any person other than a United States person as defined
 --------------
in Section 16(2) of the Export Administration Act of 1979 (50 U.S.C. App.Sec
2415). "United States person" is defined in Section 16(2) of the Export
        --------------------
Administration Act of 1979 and means any United States resident or national (other than an individual resident outside the United States and employed by other than a United States person), any domestic concern (including any permanent domestic establishment of any foreign concern), and any foreign subsidiary or affiliate (including any permanent foreign establishment) of any domestic concern which is controlled in fact by such domestic concern, as determined under regulations of the President.

(b) Certification.
    -------------

By submitting this offer, the Offeror, if a foreign person, company or entity, certifies that it -
  (1) Does not comply with the secondary Arab boycott of Israel; and (2) Is not taking or knowingly agreeing to take any action, with respect to the secondary boycott of Israel by Arab countries, which 50 U.S.C. App. Sec 2407(a) prohibits a United States person from taking.

20. DFARS 252.227-7028  TECHNICAL DATA OR COMPUTER SOFTWARE
                    PREVIOUSLY DELIVERED TO THE GOVERNMENT (JUN 1995)

  The Offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify:

  (a)   The contract number under which the data or software were produced;

  (b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

  (c) Any limitations on the Government's rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.

21. DFARS 252.247-7022    REPRESENTATION OF EXTENT OF
                   TRANSPORTATION BY SEA (AUG 1992)

  (a) The Offeror shall indicate by checking the appropriate blank in paragraph
(b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the

Transportation of Supplies by Sea clause (DFARS 252.247-7023) of this solicitation.

  (b)  Representation.

  The Offeror represents that it --

  [X]Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.
  [ ]Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

  (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.


22.    Standard Form-LLL, "Disclosure of Lobbying Activities"

  If applicable in accordance with subparagraph (b)(2) of provision 1. Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (FAR 52.203-11), Standard Form-LLL has been completed in accordance with its instructions and is returned herewith.


SIGNATURE

  By signature hereto, or to an offer incorporating these representations and certifications, the offeror certifies that they are accurate, current, and complete and that he is aware of the penalty prescribed in 18 U.S.C. 1001 for making false statement in offers.

         January 21, 2005       Antenna Products Corporation
        --------------------  -----------------------------------------
        Date                        Name of Contractor

        /s/ Clark D. Wraight
        ------------------------------------------
        Authorized Signature

        Clark D. Wraight
        -------------------------------------------
        Typed or Printed Name

        President
        ------------------------------------------
        Title

                                                      Subcontract No. 511-05-191

                                  ATTACHMENT A

                 AMU Print Number and Rev Levels as of 12-23-04

Low Band AMU Prints and Rev Levels
----------------------------------

ECE-98-2000-, BRACKET, CAN
ECE-98-2001A, BRACKET, DRAIN COIL
ECE-98-2002C, BRACKET, FIXED CAPACITOR
ECE-98-2003-, BRACKET, MOUNTING
ECE-98-2004-, BRACKET, ROUND CAPACITOR
ECE-98-2005A, BRACKET, SHORTING STRAP
ECE-98-2006A, SPACER, SHORTING STRAP
ECE-98-2007C, BRACKET, SWITCH L
ECE-98-2008B, BRACKET, TURN SPACER
ECE-98-2009A, BRACKET, UPPER COIL
ECE-98-2010-, BUS, ROUND CAPACITOR
ECE-98-2011A, BUS, OUTPUT
ECE-98-2012B, BUS, OUTPUT STRAIN RELIEF
ECE-98-2013E, BUS, ROUND CAP TO HYBRID
ECE-98-2014A, BUS, SWITCH
ECE-98-2015B, CLAMP, DOUBLE GROUND PLATE SIDE B
ECE-98-2016B, CLAMP, DOUBLE GROUND PLATE SIDE A
ECE-98-2017B, CLAMP, DOUBLE HYBRID
ECE-98-2018A, CLAMP, FIXED CAPACITOR
ECE-98-2019B, CLAMP, SINGLE GROUND PLATE
ECE-98-2020B, CLAMP, CAP
ECE-98-2021D, CLAMP, INPUT
ECE-98-2022A, TERMINAL, INPUT
ECE-98-2023A, TERMINAL, INDUCTOR COIL
ECE-98-2024B, TERMINAL, OUTPUT
ECE-98-2025A, TERMINAL, SPARK GAP
ECE-98-2026C, INSULATOR, HYBRID SLEEVE
ECE-98-2027C, INSULATOR, INPUT
ECE-98-2028B, FLANGE, INPUT CONNECTOR
ECE-98-2029A, FLANGE, SWITCH BASE
ECE-98-2030A, FLANGE, SWITCH MOUNT
ECE-98-2031B, FRAME, SPARK GAP
ECE-98-2032A, INSULATOR, OUTPUT PIN
ECE-98-2033B, INSULATOR, OUTPUT PLUG
ECE-98-2034A, FRAME, DRAIN COIL
ECE-98-2035-, FRAME, UPPER COIL
ECE-98-2036A, EYE, LIFTING
ECE-98-2037-, SLEEVE, ANGLE, TEFLON
ECE-98-2039D, BUS, HYBRID JUMPER
ECE-98-2041D, ASSEMBLY, DRAIN COIL, SHT1
ECE-98-2041D, ASSEMBLY, DRAIN COIL, SHT2
ECE-98-2042B, RING, SPLIT
ECE-98-2043B, RING, INNER
ECE-98-2044C, RING, OUTER
ECE-98-2045C, TERMINAL, INNER CONDUCTOR



                                ATTACHMENT A - 1

                                                      Subcontract No. 511-05-191

ECE-98-2048A, CLAMP, INPUT CAP
ECE-98-2049-, LUG, COMPRESSION ALTERED ITEM
ECE-98-2050-, PROCEDURE, CABLE MEASUREMENT
ECE-98-2051A, TERMINAL, INDUCTOR COIL MOUNT
ECE-98-3000-, BUS, TRIANGULAR
ECE-98-3001B, INSULATOR, OUTPUT
ECE-98-3002B, BUS, SHORTING STRAP
ECE-98-3003A, BRACKET, INDUCTOR COIL
ECE-98-3004D, ASSEMBLY, INDUCTOR COIL
ECE-98-3005A, BRACKET, OFF-CENTERED TURN SPACER
ECE-98-3006D, BUS, INDUCTOR COIL
ECE-98-3007B, HOUSING, 5 IN
ECE-98-3009B, ASSEMBLY, UPPER COIL
ECE-98-3010-, BRACKET, TOWER MOUNT
ECE-98-3011-, COIL, INDUCTOR
ECE-98-4000C SHT 1, ASSEMBLY, HAARP LOW BAND AMU
ECE-98-4000C SHT 2, ASSEMBLY, HAARP LOW BAND AMU
ECE-98-4000C SHT 3, ASSEMBLY, HAARP LOW BAND AMU
ECE-98-4000C SHT 4, ASSEMBLY, HAARP LOW BAND AMU
ECE-98-4000C SHT 5, ASSEMBLY, HAARP LOW BAND AMU
ECE-98-4001E, ASSEMBLY, CURRENT SENSOR
ECE-98-4002B, PLATE, BASE
ECE-98-4003A, PLATE, GROUND
ECE-98-4004A, PLATE, ENCLOSURE LID
ECE-98-4005A, FLANGE, ENCLOSURE
ECE-98-4006A, BRACKET, ALUMINUM UPRIGHT
ECE-98-4007B, BRACKET, CENTERED TURN SPACER
ECE-98-4008C, ASSEMBLY, ENCLOSURE
ECE-98-4009A, BRACKET, G9 UPRIGHT
ECE-98-4010C, ASSEMBLY, OUTPUT CABLE 'A'
ECE-98-4011C, ASSEMBLY, OUTPUT CABLE 'B'
ECE-98-4012C, ASSEMBLY, INPUT CABLE 'C'
ECE-98-4013B, CABLE, OUTPUT  'A'
ECE-98-4014B, CABLE, OUTPUT  'B'
ECE-98-4015B, CABLE, INPUT  'C'
ECE-98-4016B,  ASSEMBLY,  LOW BAND HYBRID SHT 1
ECE-98-4016B, ASSEMBLY, LOW BAND HYBRID SHT 2
ECE-98-4017C, ASSEMBLY, BASEPLATE  SHT 1
ECE-98-4017C, ASSEMBLY, BASEPLATE  SHT 2
ECE-98-4017C, ASSEMBLY, BASEPLATE SHT 3
ECE-98-4018A, CABLE, REJECT LOAD














                                ATTACHMENT A - 2

                                                      Subcontract No. 511-05-191

High Band Prints and Rev Levels
-------------------------------

CSI-04-2000A, BRACKET, CAN
CSI-04-2002-, BRACKET, CAPACITOR
CSI-04-2003-, BRACKET, TURN SPACER LOWER
CSI-04-2004-, BRACKET, TURN SPACER UPPER
CSI-04-2005-, CLAMP, DOUBLE
CSI-04-2006-, CLAMP, TRIPLE
CSI-04-2007A, CLAMP, INPUT CAP
CSI-04-2008-, CLAMP, INPUT
CSI-04-2009-, CLAMP, OUTPUT CAP
CSI-04-2010A, CLAMP, OUTPUT
CSI-04-2011-, RING, INPUT INNER
CSI-04-2012-, RING, INPUT OUTER
CSI-04-2013-, RING, SPLIT INNER
CSI-04-2014A, RING, SPLIT INPUT OUTER
CSI-04-2015-, BUS, HYBRID
CSI-04-2016A, BUS, CAPACITOR
CSI-04-2017-, BUS, INPUT CAP
CSI-04-2018-, BUS, INPUT SUPPORT
CSI-04-2019-, TERMINAL, HP-950-33
CSI-04-2020-, INSULATOR, HP-950-33
CSI-04-2021B, POST, REJECT LOAD
CSI-04-2022B, ASSEMBLY, DRAIN COIL
CSI-04-2023-, PROCEDURE, HP-950-33 CABLE MEASUREMENT
CSI-04-2024A, LUG, INPUT
CSI-04-2025-, INSULATOR, INNER CONDUCTOR
CSI-04-2026-, BACKING PLATE, CLAMP
CSI-04-3000-, BRACKET, TURN SPACER
CSI-04-3001-, BRACKET, TURN SPACER #2
CSI-04-3002B, FRAME, DRAIN COIL
CSI-04-3003A, BUS, SWITCH CAP
CSI-04-3004B, BUS, OUTPUT
CSI-04-3005A, BUS, SHORTING STRAP
CSI-04-3006B, COIL, 3.25 TURN L1-A
CSI-04-3007B, COIL, 3.25 TURN L1-B
CSI-04-3008B, COIL, 5 TURN
CSI-04-4000B SHT 1, ASSEMBLY, HAARP HIGH BAND AMU
CSI-04-4000B SHT 2, ASSEMBLY, HAARP HIGH BAND AMU
CSI-04-4000B SHT 3, ASSEMBLY, HAARP HIGH BAND AMU
CSI-04-4000B SHT 4, ASSEMBLY, HAARP HIGH BAND AMU
CSI-04-4001C, ASSEMBLY, BASEPLATE SHT 1
CSI-04-4001C, ASSEMBLY, BASEPLATE SHT 2
CSI-04-4001C, ASSEMBLY, BASEPLATE SHT 3
CSI-04-4002C, ASSEMBLY,  HIGH BAND HYBRID SHT 1
CSI-04-4002C, ASSEMBLY,  HIGH BAND HYBRID SHT 2
CSI-04-4003A, ASSEMBLY, ENCLOSURE
CSI-04-4004A, BRACKET, UPRIGHT SUPPORT
CSI-04-4005A, PLATE , GROUND
CSI-04-4006A, BUS, REJECT LOAD




                                ATTACHMENT A - 3

                                                      Subcontract No. 511-05-191

CSI-04-4007A, ASSEMBLY, INPUT CABLE
CSI-04-4008A, ASSEMBLY, OUTPUT CABLE
CSI-04-4009B, PLATE, HIGH BAND BASE
CSI-04-4010A, CABLE, INPUT
CSI-04-4011A, CABLE, OUTPUT


















































                                ATTACHMENT A - 4